UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

31 December

2020

Nuveen Income Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Credit Income Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines has kindled the promise of a more normal economy in 2021. Until then, the economic shortfall is expected to be bridged by a combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments. The measures taken to date have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. In late December 2020, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, and more stimulus is anticipated. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still alarmingly high in some regions, and recent economic indicators have shown the dampening effect of renewed restrictions on social and business activity in the latter months of 2020. The pandemic’s course can still be unpredictable, and achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains. Additionally, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2021

Portfolio Managers’

Comments

Nuveen Credit Income Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Kevin Lorenz, CFA, Anders S. Persson, CFA, Jean C. Lin, CFA, Karen L. Bubeck, CFA, Aashh K. Parekh, CFA, Bill Martin and Brenda A. Langenfeld, CFA were portfolio managers for the Nuveen Credit Income Bond Fund during the reporting period. Portfolio managers for the Nuveen Strategic Income Fund include Douglas M. Baker, CFA, Bill Martin, Kevin Lorenz, CFA, Katherine Renfrew and Nicholas Travaglino.

Portfolio Manager Changes

Effective December 31, 2020, Bill Martin is no longer a portfolio manager of the Funds. Effective August 17, 2020, Brenda A. Langenfeld, CFA, was added as a portfolio manager of the Nuveen Credit Income Fund. Effective July 7, 2020, Anders S. Persson, CFA, Bill Martin, Karina L. Bubeck, CFA and Aashh K. Parekh, CFA, were named as portfolio managers and Kevin Lorenz, CFA, was removed as a portfolio manager of the Nuveen Credit Income Fund.

Fund Name and Investment Policy Changes

Effective July 7, 2020, the Nuveen High Income Bond Fund’s name was changed to Nuveen Credit Income Fund and its investment objective changed to provide total return with an emphasis on a high level of current income.

Here the Funds’ portfolio management team discusses key investment strategies and the Funds’ performance for the six-month reporting period December 31, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.

The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. The slower pace is expected to persist into 2021, prompting pledges from central banks and governments to sustain the recovery with policy support. In late December 2020, the U.S. government approved a $900 billion relief package, and more stimulus is anticipated from the Biden administration in 2021.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

While most markets have recovered the majority of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of phase 3-tested vaccines has narrowed the range of outcomes for the course of the pandemic itself and the global economy, but there is still uncertainty in the timing of a full recovery.

Nuveen Fund Advisors, LLC, and their portfolio management teams are monitoring the situation carefully and continuously refining their views and approaches to managing their funds to best pursue investment objectives while mitigating risks through all market environments.

How did the Funds perform during the six-month reporting period ended December 31, 2020?

The tables in the Fund Performance and Expense Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended December 31, 2020. Each Fund’s Class A Shares at NAV are compared with the performance of its corresponding benchmark and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

The Nuveen Credit Income Fund’s Class A Shares at NAV outperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper Global High Yield Funds Classification Average for the six-month reporting period. The Nuveen Strategic Income Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Barclays Aggregate Bond Index and performed in line with the Lipper Multi-Sector Income Funds Classification Average for the six-month reporting period.

Nuveen Credit Income Fund

What key strategies were used to manage the Fund during the six-month reporting period ended December 31, 2020 and how did these strategies influence performance?

As mentioned previously, effective July 7, 2020, the Fund has an objective of providing total return with an emphasis on a high level of current income. Previously the Fund had an objective of providing high income that blends below investment grade bonds from U.S. and non-U.S. issuers with other income-producing investments to expand return opportunities and increase diversification while seeking a high level of current income.

Economic growth rebounded strongly during the reporting period as world economies continued to heal from the effects of the COVID-19 crisis, although growth slowed near year-end relative to the dramatic post-lockdown surge seen earlier in 2020. Unemployment continued to fall, industrial activity expanded and consumer spending held up well even amid continued concerns about the spread of COVID-19. Despite the severity of renewed outbreaks in many countries, lockdowns were significantly less restrictive than earlier in 2020, allowing economic activity to maintain its momentum. Positive vaccine trial results later in the reporting period further boosted sentiment.

As anticipated, Federal Reserve (Fed) policymakers left rates unchanged throughout the reporting period as the U.S. economy continued to recover from its deepest recession in history. In September 2020, the Fed indicated its intent to leave the Federal Funds rate at the current level through at least 2023. Policymakers also announced a more flexible approach to targeting an average inflation rate of 2% over time, which will allow inflation to run higher before the central bank feels compelled to increase rates. At the

December 2020 meeting, policymakers issued a fresh set of economic projections, increasing 2020’s gross domestic product (GDP) growth forecast to -2.4% and slightly increased GDP and inflation forecasts for the next two years, and lowered the unemployment outlook as the economy recovered. In addition, the central bank continued its quantitative easing (QE) program, buying roughly $120 billion of Treasuries and agency mortgage-backed securities (MBS) per month across different maturities. Despite the Fed’s QE buying operations, the combination of economic expansion and greater vaccine certainty pushed longer maturity Treasury yields higher. Meanwhile, rates at the front end remained firmly anchored by the Fed’s commitment to remain on hold, allowing the yield curve to steepen modestly. The 10-year Treasury yield rose 27 basis points over the six-month reporting period to end at 0.93%.

High yield credit outpaced the rest of the fixed income market as spreads tightened by more than 264 basis points overall versus Treasuries, led by the lower quality, CCC rated tier as investors moved down the rating spectrum to pick up additional yield. The segment experienced significant inflows during the reporting period, which helped support the ongoing and robust new issue market.

At the beginning of the reporting period, the Fund transitioned to reflect its new strategy of offering exposure to an expanded investment universe outside of high yield corporate credit. The goal is to achieve better diversification and improve the Fund’s risk-adjusted return profile. Accordingly, the Fund added exposure to various “plus” sectors such as: securitized debt, including asset-backed securities (ABS) and commercial mortgage-backed (CMBS); emerging market (EM) debt; preferred and contingent capital (CoCo) securities; and senior loans. The record level of refinancings in the credit markets during the reporting period gave us ample opportunity to find attractive investments in these areas. To fund the purchases, the Fund reduced its high yield corporate exposure. The repositioning caused the Fund’s duration (interest rate sensitivity) to decrease and be more aligned with the benchmark duration.

In terms of the Fund’s outperformance during the reporting period, security selection within the high yield corporate sector contributed the most, particularly in the industrials area in sub-sectors such as communications, consumer noncyclical, technology and capital goods as these areas recovered from the COVID-19 crisis. A position in Staples was an especially strong contributor.

EM sovereign debt also aided the Fund’s results after posting strong returns as risk recovered. The segment benefited from a weaker dollar, the Biden presidential victory (which led to higher expectations for fiscal stimulus) and the COVID-19 vaccine results that caused a surge in oil prices based on hopes of a quicker recovery in global growth. Sovereign debt from the Ukraine and Kenya were also key contributors in the Fund’s portfolio.

Allocations to preferred and CoCo securities helped as the sectors recovered nicely from low points earlier in 2020. Issuance was very modest in both segments, which was supportive of valuations as rates remained fairly range-bound and the global demand for income persisted in the low rate environment. Also, investor sentiment improved toward preferred securities due to better-than-expected U.S. bank sector earnings, coupled with two series of stress tests conducted by the Fed on the U.S. bank sector. The CoCo market was also supported as European and U.K. banks maintained more than sufficient capital, had access to unlimited liquidity and continued to benefit from a supportive regulatory, monetary and fiscal backdrop. However, the favorable impact of allocating to preferred and CoCo securities was partially offset by negative security selection within the segments.

In terms of other detractors, the Fund’s modest allocations to senior loans, ABS and CMBS lagged during the reporting period. Although these sectors produced excess returns over Treasuries, they couldn’t keep up with the risk-on rally, particularly in the high yield corporate, preferred securities and EM segments.

Also, the Fund was hindered by its slightly elevated level of cash and exposure to several exchange-traded funds (ETFs) that we held as we repositioned the portfolio into the various plus sectors. In light of the reporting period’s strong spread sector performance, these exposures were a drag on returns relative to the benchmark. However, given the market strength and ongoing COVID-19 related headwinds during the reporting period, we wanted to move somewhat cautiously as we looked for opportunities to deploy the funds.

As the reporting period came to a close, the Fund was positioned to benefit from a cyclical recovery in areas such as basic industries, consumer cyclicals, leisure and autos due to recent COVID-19 vaccine approvals, strengthening economic growth and continued monetary and fiscal policy support. The Fund ended the reporting period positioned midway along its risk spectrum with just under 50% allocated to high yield bonds and the rest to a diversified mix of primarily lower quality credit sectors. The Fund reduced high yield exposure later in the reporting period after the segment’s strong performance and spread tightening, rotating into EM debt and preferred/CoCo securities due to better values found in those segments. The Fund increased its allocation to senior loans, which

Portfolio Managers’ Comments (continued)

offered floating-rate coupons and good relative value versus high yield. We added some mining exposure in the basic industries sector and some aerospace/defense and building materials exposures in capital goods. In addition, the Fund decreased its weight in longer-duration, lower yielding BB rated bonds and increased its exposures to the lower rated B and CCC segments. At the end of the reporting period, the Fund’s duration was slightly longer than the index as we shifted away from high yield securities and into other asset classes that tend to have somewhat longer duration profiles.

Nuveen Strategic Income Fund

What key strategies were used to manage the Fund during the six-month reporting period ended December 31, 2020 and how did these strategies influence performance?

A broadly flexible, multi-sector bond Fund that seeks total return. The team actively manages a diversified portfolio of investment grade and high yield debt securities from U.S. and non-U.S. issuers.

Economic growth rebounded strongly during the reporting period as world economies continued to heal from the effects of the COVID-19 crisis, although growth slowed near year-end relative to the dramatic post-lockdown surge seen earlier in 2020. Unemployment continued to fall, industrial activity expanded and consumer spending held up well even amid continued concerns about the spread of COVID-19. Despite the severity of renewed outbreaks in many countries, lockdowns were significantly less restrictive than earlier in 2020, allowing economic activity to maintain its momentum. Positive vaccine trial results later in the reporting period further boosted sentiment.

As anticipated, Federal Reserve (Fed) policymakers left rates unchanged throughout the reporting period as the U.S. economy continued to recover from its deepest recession in history. In September 2020, the Fed indicated its intent to leave the Federal Funds rate at the current level through at least 2023. Policymakers also announced a more flexible approach to targeting an average inflation rate of 2% over time, which will allow inflation to run higher before the central bank feels compelled to increase rates. At the December 2020 meeting, policymakers issued a fresh set of economic projections, increasing 2020’s gross domestic product (GDP) growth forecast to -2.4% and slightly increased GDP and inflation forecasts for the next two years, and lowered the unemployment outlook as the economy recovered. In addition, the central bank continued its quantitative easing (QE) program, buying roughly $120 billion of Treasuries and agency mortgage-backed securities (MBS) per month across different maturities. Despite the Fed’s QE buying operations, the combination of economic expansion and greater vaccine certainty pushed longer maturity Treasury yields higher. Meanwhile, rates at the front end remained firmly anchored by the Fed’s commitment to remain on hold, allowing the yield curve to steepen modestly. The 10-year Treasury yield rose 27 basis points over the six-month reporting period to end at 0.93%.

The ongoing and unprecedented fiscal and monetary stimulus continued to boost the credit markets. Specifically, the Fed’s support through the Primary and Secondary Market Corporate Credit Facilities was a key driver in the recovery of corporate bond prices. Also, with yields low and volatility suppressed, investors gained confidence in moving down the credit spectrum. Investment grade corporations issued a record-breaking $1.8 trillion worth of bonds in 2020 (60% above 2019’s issuance level), which was easily absorbed by the market. Corporate issuers took advantage of low yields and strong investor appetite to improve balance sheet liquidity and extend the duration profile of their liabilities. Investment grade credit spreads tightened and the segment outperformed Treasuries driven by these strong technical dynamics, improved corporate earnings, reduced election uncertainty, positive vaccine developments and the signing of a $900 billion fiscal package at the end of the reporting period.

High yield credit outpaced the rest of the fixed income market as spreads tightened by more than 264 basis points overall versus Treasuries, led by the lower quality, CCC rated tier as investors moved down the rating spectrum to pick up additional yield. The segment experienced significant inflows during the reporting period, which helped support the ongoing and robust new issue market.

In the securitized sectors, both commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) outperformed Treasuries during the reporting period. The CMBS market saw a significant rally in spreads even as supply came to the market, which was primarily the result of a “catch-up” trade to other non-securitized asset classes that had previously recovered to pre-COVID-19 levels. As the reporting period progressed, investors gained confidence that significant downside risk was unlikely in the CMBS market due to a sustained flattening of default rates. The ABS market shifted into a higher gear later in the reporting period, mostly driven by news of multiple vaccines. Spreads tightened in COVID-19 sensitive sectors such as aircraft ABS and almost any other securities offering attractive yields.

Agency MBS generated modest excess returns over Treasuries, but significantly lagged other major fixed income asset classes. Fed bond buying remained significant and supportive of the sector, which offers an attractive spread compared to Treasuries. Spreads for credit risk transfer (CRT) and non-agency MBS tightened versus Treasuries as investors sought excess yields versus corporate bond alternatives.

The Fund outperformed the Bloomberg Barclays Aggregate Bond Index mainly due to its broad allocations to spread sectors and almost complete lack of exposure to Treasuries during the reporting period. The corporate segment drove the bulk of the outperformance as a risk-on rally and search for yield drove spreads tighter across the space, leading to strong excess returns versus Treasuries. The majority of the favorable results came from sector allocations including overweights in high yield bonds, preferred and contingent capital (CoCo) securities, and loans, as well as security selection in those segments.

In the high yield and loan segments, the Fund’s existing and new out-of-index positions in select energy and consumer related holdings benefited from the reflationary and recovery theme throughout the reporting period. In the preferred and CoCo segments, results were boosted by an overweight and selection in securities issued by banks. The Fund used preferred and CoCo exposure as a diversifier to complement the Fund’s overall emphasis on financials as well as other exposures. In investment grade credit, security selection proved helpful in the energy and financial areas. Also, the Fund’s agency MBS positions delivered attractive income, while spreads on lower rated MBS tightened as COVID-19 related delinquencies slowed and only a few borrowers transitioned into default.

Interest rate positioning also modestly aided results given the move higher in rates. (Bond prices move in the opposite direction of rates.) The Fund was consistently positioned with a slightly shorter duration relative to its benchmark during the reporting period, which lessened its interest rate sensitivity. The Fund achieved this by avoiding long duration securities in favor of exposure at the front end of the yield curve (maturities of five years and under). The Fund was also positioned to benefit from a steeper yield curve. Both stances proved beneficial given that longer rates rose slightly and short rates remained anchored by the Fed’s commitment, causing the yield curve to steepen somewhat.

Given the Fund’s emphasis on spread product, which performed well during this risk-on period, the Fund had no areas that meaningfully underperformed. However, some positions in esoteric ABS issues were a marginal drag on investment results. As the reporting period progressed, the ABS sector was not able to maintain its previous level of performance and spreads tightened less than other investment grade and below investment grade sectors.

Because we expected the economic recovery to continue with help from global monetary policy and additional stimulus, the Fund’s down-in-quality bias increased toward the end of the reporting period. The Fund reduced its exposure to long-duration investment grade corporate bonds in favor of high yield, preferred and CoCo securities, while maintaining overweights within energy and financials and slightly increased emerging market exposure during the reporting period. The Fund shifted from an investment grade bias into more below investment grade issues toward the end of the reporting period. At the end of the reporting period, the Fund had minimal exposure to U.S. Treasuries and a significant underweight to MBS versus the index. The Fund remained overweight in ABS because we believe the strong consumer will likely continue to drive returns in the segment. The Fund’s duration was modestly short versus the benchmark with a bias toward a steeper yield curve.

We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a negligible impact on performance during the reporting period.

In addition, we used high yield CDX swaps to hedge a portion of the Fund’s high yield credit risk exposure. The effect of these activities on performance was negligible during the reporting period.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Credit Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. This Fund is subject to the risks of investing in loans, including senior loans and secured and unsecured junior loans. Unsecured loans are not backed by a security interest in collateral and involve a higher degree of risk than secured loans. Loans are also subject to settlement risk due to the lack of established settlement standards or remedies for failure to settle, and may have limited restrictive covenants on borrowers, which may weaken the Fund’s ability to access collateral securing the loan and enforce its rights as a lender. The Fund may also invest in a pool of loans through collateralized loan obligations (CLOs). In addition to the risks associated with loans and high yield securities, CLOs are subject to the risk that distributions from the collateral may not be adequate to make interest or other payments owed to the Fund. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred, hybrid or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, derivatives, illiquid investments, interest rate, market, and valuation risks, are described in detail in the Fund’s prospectus.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Credit Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of December 31, 2020*
	Inception Date	Cumulative	Average Annual			Expense Ratios**
		6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/30/01	11.80%	0.94%	7.90%	5.19%	1.16%	1.04%
Class A Shares at maximum Offering Price	8/30/01	6.54%	(3.88)%	6.86%	4.67%	—	—
Bloomberg Barclays High Yield 2% Issuer Capped Index	—	11.32%	7.05%	8.57%	6.79%	—	—
Lipper Global High Yield Funds Classification Average	—	11.08%	4.46%	6.74%	5.36%	—	—

Class C Shares	8/30/01	11.26%	0.17%	7.09%	4.44%	1.91%	1.79%
Class R3 Shares	9/24/01	11.74%	0.88%	7.66%	4.95%	1.41%	1.29%
Class I Shares	8/30/01	12.06%	1.33%	8.16%	5.48%	0.90%	0.79%

*

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of December 31, 2020*
	Inception Date	Cumulative	Average Annual			Expense Ratios**
		6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	2/01/00	7.07%	8.08%	6.24%	5.00%	0.97%	0.84%
Class A Shares at maximum Offering Price	2/01/00	2.56%	3.48%	5.33%	4.55%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	1.29%	7.51%	4.44%	3.84%	—	—
Lipper Multi-Sector Income Funds Classification Average	—	7.10%	5.64%	5.28%	4.72%	—	—

Class C Shares	2/01/00	6.60%	7.20%	5.45%	4.22%	1.72%	1.59%
Class R3 Shares	9/24/01	6.92%	7.81%	5.97%	4.74%	1.22%	1.09%
Class I Shares	2/01/00	7.28%	8.42%	6.52%	5.27%	0.72%	0.59%

		Total Returns as of December 31, 2020*
	Inception Date	Cumulative	Average Annual			Expense Ratios**
		6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	1/20/15	7.31%	8.41%	6.63%	4.69%	0.63%	0.50%

*

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Yields    as of December 31, 2020

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Credit Income Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	4.22%	3.70%	4.17%	4.66%
SEC 30-Day Yield-Subsidized	3.70%	3.14%	3.63%	4.12%
SEC 30-Day Yield-Unsubsidized	3.39%	2.80%	3.28%	3.81%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	2.86%	2.25%	2.71%	3.29%	3.19%
SEC 30-Day Yield-Subsidized	2.10%	1.47%	1.95%	2.52%	2.45%
SEC 30-Day Yield-Unsubsidized	2.06%	1.34%	1.82%	2.39%	2.32%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of December 31, 2020

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Credit Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	59.2%
Asset-Backed and Mortgage-Backed Securities	10.6%
Variable Rate Senior Loan Interests	8.9%
Contingent Capital Securities	5.2%
Exchange-Traded Funds	5.0%
Sovereign Debt	4.6%
$1,000 Par (or similar) Institutional Preferred	2.7%
$25 Par (or similar) Retail Preferred	1.1%
Common Stocks	0.0%
Investments Purchased with Collateral from Securities Lending	0.8%
Repurchase Agreements	3.0%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	15.4%

Media	7.1%

Health Care Providers & Services	7.0%

Airlines	5.9%

Metals & Mining	4.8%

Hotels, Restaurants & Leisure	4.2%

Diversified Financial Services	3.9%

Commercial Services & Supplies	3.6%

Auto Components	3.2%

Equity Real Estate Investment Trust	3.2%

Chemicals	3.0%

Diversified Telecommunication Services	3.0%

Communications Equipment	2.8%

Electric Utilities	2.8%

Aerospace & Defense	2.5%

Specialty Retail	2.5%

Independent Power & Renewable Electricity Producers	2.0%

Construction Materials	1.7%

Machinery	1.7%

Other[1]	19.7%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	2.4%

BBB	10.1%

BB or Lower	83.8%

N/R (not rated)	3.7%
Total	100%

1	See Portfolio of Investments for details on “other” Corporate Bonds: Industries.

Holding Summaries as of December 31, 2020 (continued)

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	40.1%
Asset-Backed and Mortgage- Backed Securities	31.2%
Variable Rate Senior Loan Interests	8.2%
$1,000 Par (or similar) Institutional Preferred	7.3%
Contingent Capital Securities	3.5%
Sovereign Debt	3.4%
Municipal Bonds	1.4%
$25 Par (or similar) Retail Preferred	0.9%
U.S. Government and Agency Obligations	0.7%
Common Stocks	0.2%
Investments Purchased with Collateral from Securities Lending	0.5%
Repurchase Agreements	8.3%
Other Assets Less Liabilities	(5.7)%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	17.3%
Oil, Gas & Consumable Fuels	14.2%
Diversified Telecommunication Services	4.7%
Media	4.1%
Equity Real Estate Investment Trust	3.9%
Chemicals	3.5%
Electric Utilities	3.4%
Capital Markets	3.4%
Insurance	2.9%
Consumer Finance	2.8%
Metals & Mining	2.7%
Specialty Retail	2.3%
Pharmaceuticals	2.3%
Diversified Financial Services	2.3%
Health Care Providers & Services	2.3%
Wireless Telecommunication Services	2.1%
Road & Rail	2.1%
Automobiles	2.1%
Aerospace & Defense	1.9%
Other[1]	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AAA	13.8%
AA	4.5%
A	13.7%
BBB	31.9%
BB or Lower	31.3%
N/R (not rated)	4.8%
Total	100%

1	See Portfolio of Investments for details on “other” Corporate Bonds: Industries.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2020.

The beginning of the period for the funds is July 1, 2020.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Credit Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,117.99	$1,112.56	$1,117.42	$1,120.57
Expenses Incurred During the Period	$5.34	$9.32	$6.67	$4.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.42
Expenses Incurred During the Period	$5.09	$8.89	$6.36	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,070.68	$1,066.04	$1,069.16	$1,073.08	$1,072.78
Expenses Incurred During the Period	$4.38	$8.28	$5.68	$2.66	$3.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.97	$1,017.19	$1,019.71	$1,022.63	$1,022.23
Expenses Incurred During the Period	$4.28	$8.08	$5.55	$2.60	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.59%, 1.09%, 0.51%, 0.59% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Credit Income Fund

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.3%

	CORPORATE BONDS – 59.2%

	Aerospace & Defense – 1.5%

$1,000	Bombardier Inc, 144A	7.875%	4/15/27	B	$919,440

750	Embraer Netherlands Finance BV, 144A	6.950%	1/17/28	BB+	847,500

950	Rolls-Royce PLC, 144A	5.750%	10/15/27	BB–	1,052,125

250	TransDigm Inc, 144A	8.000%	12/15/25	Ba3	276,647
2,950	Total Aerospace & Defense				3,095,712

	Airlines – 3.5%

1,000	Air Canada 2020-2 Class A Pass Through Trust, 144A	5.250%	4/01/29	A	1,068,499

1,000	Air Canada 2020-2 Class B Pass Through Trust, 144A	9.000%	10/01/25	BBB–	1,074,392

500	British Airways 2020-1 Class A Pass Through Trust, 144A	4.250%	11/15/32	A	534,375

1,000	British Airways 2020-1 Class B Pass Through Trust, 144A	8.375%	11/15/28	BBB	1,102,500

650	Delta Air Lines Inc, 144A	7.000%	5/01/25	Baa2	750,322

300	Delta Air Lines Inc / SkyMiles IP Ltd, 144A	4.750%	10/20/28	Baa1	327,332

1,400	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 144A	6.500%	6/20/27	Baa3	1,505,000

900	United Airlines 2020-1 Class A Pass Through Trust	5.875%	10/15/27	A	972,218
6,750	Total Airlines				7,334,638

	Auto Components – 1.9%

1,000	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	1,027,500

200	Adient US LLC, 144A	9.000%	4/15/25	Ba3	223,000

500	American Axle & Manufacturing Inc	6.250%	3/15/26	B2	517,500

150	Clarios Global LP, 144A	6.750%	5/15/25	B1	161,625

750	Clarios Global LP / Clarios US Finance Co, 144A	8.500%	5/15/27	CCC+	814,807

1,000	IHO Verwaltungs GmbH, 144A, (cash 4.750%, PIK 5.500%)	4.750%	9/15/26	BB+	1,036,250

250	Meritor Inc, 144A	4.500%	12/15/28	BB–	256,250
3,850	Total Auto Components				4,036,932

	Automobiles – 0.6%

375	Ford Motor Co	8.500%	4/21/23	BB+	422,843

200	Ford Motor Credit Co LLC	4.000%	11/13/30	BB+	210,386

525	PM General Purchaser LLC, 144A	9.500%	10/01/28	B+	581,437
1,100	Total Automobiles				1,214,666

	Banks – 0.9%

750	Akbank TAS, 144A	5.125%	3/31/25	B+	757,500

375	Freedom Mortgage Corp, 144A	7.625%	5/01/26	B+	396,638

750	Turkiye Vakiflar Bankasi TAO, 144A	6.500%	1/08/26	B+	768,223
1,875	Total Banks				1,922,361

Nuveen Credit Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology – 0.1%

$175	Emergent BioSolutions Inc, 144A	3.875%	8/15/28	BB–	$181,213

	Building Products – 0.2%

350	LBM Acquisition LLC, 144A	6.250%	1/15/29	CCC+	364,116

	Chemicals – 1.8%

175	Axalta Coating Systems LLC, 144A	3.375%	2/15/29	BB–	175,000

250	Element Solutions Inc, 144A	3.875%	9/01/28	BB–	257,188

100	HB Fuller Co	4.250%	10/15/28	BB	102,500

150	Ingevity Corp, 144A	3.875%	11/01/28	BB	151,125

750	NOVA Chemicals Corp, 144A	4.875%	6/01/24	BB–	780,937

800	OCI NV, 144A	4.625%	10/15/25	BB	830,000

175	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B1	182,481

750	Sasol Financing USA LLC	6.500%	9/27/28	BB	812,250

500	Tronox Finance PLC, 144A	5.750%	10/01/25	B	518,750
3,650	Total Chemicals				3,810,231

	Commercial Services & Supplies – 2.1%

1,000	ADT Security Corp, 144A	4.875%	7/15/32	BB–	1,080,000

100	AMN Healthcare Inc, 144A	4.000%	4/15/29	BB–	102,250

750	Atento Luxco 1 SA, 144A	6.125%	8/10/22	Ba3	737,820

500	Compass Group Diversified Holdings LLC, 144A	8.000%	5/01/26	B1	525,000

525	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	521,063

1,450	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	1,556,705
4,325	Total Commercial Services & Supplies				4,522,838

	Communications Equipment – 1.7%

650	CommScope Technologies LLC, 144A	6.000%	6/15/25	B3	664,625

750	CommScope Technologies LLC, 144A	5.000%	3/15/27	B3	742,500

650	Gray Television Inc, 144A	4.750%	10/15/30	BB–	659,750

1,325	ViaSat Inc, 144A	6.500%	7/15/28	BB–	1,433,928
3,375	Total Communications Equipment				3,500,803

	Construction Materials – 1.0%

750	Cemex SAB de CV, 144A	5.200%	9/17/30	BB	822,375

800	Gates Global LLC / Gates Corp, 144A	6.250%	1/15/26	B	840,000

425	US Concrete Inc, 144A	5.125%	3/01/29	BB–	437,750
1,975	Total Construction Materials				2,100,125

	Consumer Finance – 0.2%

425	OneMain Finance Corp	5.375%	11/15/29	BB–	478,125

	Containers & Packaging – 0.5%

1,000	Big River Steel LLC / BRS Finance Corp, 144A	6.625%	1/31/29	B	1,080,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Distributors – 0.8%

$1,700	H&E Equipment Services Inc, 144A	3.875%	12/15/28	BB–	$1,712,801

	Diversified Consumer Services – 0.4%

750	frontdoor Inc, 144A	6.750%	8/15/26	B	799,688

	Diversified Financial Services – 2.3%

750	DAE Sukuk Difc Ltd, 144A	3.750%	2/15/26	Baa3	768,750

500	Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B+	478,750

1,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.375%	12/15/25	BB	1,034,500

750	Muthoot Finance Ltd, 144A	4.400%	9/02/23	BB	762,747

750	Navient Corp	0.061%	3/25/24	Ba3	800,625

250	Ursa Re II Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.750% spread), (4)	3.808%	12/07/23	N/R	250,850

750	Ursa Re II Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.250% spread), (4)	6.308%	12/07/23	N/R	757,725
4,750	Total Diversified Financial Services				4,853,947

	Diversified Telecommunication Services – 1.8%

1,500	Avaya Inc, 144A	6.125%	9/15/28	BB–	1,602,390

1,000	Embarq Corp	7.995%	6/01/36	BB	1,233,450

275	GCI LLC, 144A	4.750%	10/15/28	B	293,301

600	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	639,884
3,375	Total Diversified Telecommunication Services				3,769,025

	Electric Utilities – 1.6%

750	Inkia Energy Ltd, 144A	5.875%	11/09/27	BB	812,857

750	Pampa Energia SA	7.500%	1/24/27	CCC+	665,625

250	Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB–	263,750

2,100	Talen Energy Supply LLC	6.500%	6/01/25	B	1,711,500
3,850	Total Electric Utilities				3,453,732

	Energy Equipment & Services – 0.6%

575	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	598,552

775	Genesis Energy LP / Genesis Energy Finance Corp	8.000%	1/15/27	B+	771,125

2,704	Metro Exploration Holding Corp, (WI/DD)	0.000%	2/15/27	N/R	270

447	Metro Exploration Holding Corp, (WI/DD), (5)	0.000%	2/15/27	N/R	5
4,501	Total Energy Equipment & Services				1,369,952

	Entertainment – 0.5%

1,000	Cinemark USA Inc	5.125%	12/15/22	B	980,000

125	Cinemark USA Inc, 144A	8.750%	5/01/25	BB+	135,000
1,125	Total Entertainment				1,115,000

	Equity Real Estate Investment Trust – 1.9%

500	Iron Mountain Inc, 144A	4.875%	9/15/27	BB–	522,500

600	iStar Inc	4.750%	10/01/24	BB	607,500

Nuveen Credit Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trust (continued)

$750	MPH Acquisition Holdings LLC, 144A, (3)	5.750%	11/01/28	B–	$733,125

700	Retail Properties of America Inc	4.750%	9/15/30	BBB–	742,828

250	Starwood Property Trust Inc, 144A	5.500%	11/01/23	Ba3	261,250

1,000	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	BB+	1,074,210
3,800	Total Equity Real Estate Investment Trust				3,941,413

	Food & Staples Retailing – 1.0%

225	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	5.875%	2/15/28	BB–	244,843

100	Chobani LLC / Chobani Finance Corp Inc, 144A	4.625%	11/15/28	B1	101,500

1,150	Del Monte Foods Inc, 144A	11.875%	5/15/25	CCC+	1,305,250

350	United Natural Foods Inc, 144A	6.750%	10/15/28	B3	366,180
1,825	Total Food & Staples Retailing				2,017,773

	Food Products – 0.4%

775	Ulker_Biskuvi_Sanayi_AS, 144A	6.950%	10/30/25	BB-	837,558

	Health Care Providers & Services – 4.2%

450	CHS/Community Health Systems Inc, 144A	5.625%	3/15/27	B	483,862

765	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	830,025

125	CHS/Community Health Systems Inc, 144A	6.000%	1/15/29	B	135,033

2,000	Global Medical Response Inc, 144A	6.500%	10/01/25	B	2,090,000

775	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	774,457

750	MEDNAX Inc, 144A	6.250%	1/15/27	B+	804,345

1,150	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	1,267,875

150	Tenet Healthcare Corp, 144A	4.625%	6/15/28	BB–	157,125

2,125	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	2,217,767
8,290	Total Health Care Providers & Services				8,760,489

	Hotels, Restaurants & Leisure – 2.5%

275	Arcos Dorados Holdings Inc, 144A	5.875%	4/04/27	Ba2	289,440

825	Carnival Corp, 144A	7.625%	3/01/26	B	898,829

500	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	521,250

100	Hilton Domestic Operating Co Inc, 144A	5.750%	5/01/28	BB	108,750

775	International Game Technology PLC, 144A	5.250%	1/15/29	BB	835,063

250	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 144A	4.625%	6/15/25	BB+	267,750

500	Scientific Games International Inc, 144A	8.625%	7/01/25	B–	547,500

500	Scientific Games International Inc, 144A	5.000%	10/15/25	B+	515,945

425	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	5.250%	5/15/27	BB–	438,069

750	Wynn Macau Ltd, 144A	5.625%	8/26/28	BB–	786,041
4,900	Total Hotels, Restaurants & Leisure				5,208,637

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables – 0.6%

$375	CD&R Smokey Buyer Inc, 144A	6.750%	7/15/25	B	$400,781

225	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	7.000%	12/31/27	CCC	235,580

675	Mattamy Group Corp, 144A	5.250%	12/15/27	BB	713,812
1,275	Total Household Durables				1,350,173

	Independent Power & Renewable Electricity Producers – 1.2%

750	Azure Power Solar Energy Pvt Ltd, 144A	5.650%	12/24/24	Ba1	798,750

1,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	Ba3	1,037,500

680	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	708,404
2,430	Total Independent Power & Renewable Electricity Producers				2,544,654

	Industrial Conglomerates – 0.1%

250	Stena International SA, 144A	6.125%	2/01/25	BB–	246,875

	Insurance – 0.9%

825	Acrisure LLC / Acrisure Finance Inc, 144A	10.125%	8/01/26	CCC+	946,687

275	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	281,188

100	AssuredPartners Inc, 144A	5.625%	1/15/29	CCC+	104,375

550	Residential Reinsurance 2020 Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.250% spread), (4)	6.308%	12/06/24	N/R	553,300
1,750	Total Insurance				1,885,550

	Interactive Media & Services – 0.1%

100	Arches Buyer Inc, 144A	4.250%	6/01/28	B1	101,270

100	Arches Buyer Inc, 144A	6.125%	12/01/28	CCC+	103,270
200	Total Interactive Media & Services				204,540

	Internet & Direct Marketing Retail – 0.2%

475	B2W Digital Lux Sarl, 144A, (3)	4.375%	12/20/30	Ba1	491,625

	Internet Software & Services – 0.5%

950	Rackspace Technology Global Inc, 144A	5.375%	12/01/28	B–	995,315

	IT Services – 0.1%

150	Austin BidCo Inc, 144A	7.125%	12/15/28	CCC+	156,563

150	Science Applications International Corp, 144A	4.875%	4/01/28	BB–	159,000
300	Total IT Services				315,563

	Leisure Products – 0.4%

775	Academy Ltd, 144A	6.000%	11/15/27	B	811,813

	Machinery – 1.0%

1,000	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,046,250

1,000	Maxim Crane Works Holdings Capital LLC, 144A	10.125%	8/01/24	B–	1,041,250
2,000	Total Machinery				2,087,500

	Media – 4.2%

950	Altice Financing SA, 144A	5.000%	1/15/28	B	973,403

Nuveen Credit Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,000	Altice France SA/France, 144A	7.375%	5/01/26	B	$1,052,500

200	Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	201,250

1,000	Cablevision Lightpath LLC, 144A	5.625%	9/15/28	B	1,046,250

600	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.250%	2/01/31	BB+	632,316

850	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	5/01/32	BB	907,562

750	Clear Channel Worldwide Holdings Inc, 144A	5.125%	8/15/27	B1	757,500

750	CSC Holdings LLC, 144A	4.625%	12/01/30	B	782,812

1,650	DISH DBS Corp	7.375%	7/01/28	B2	1,757,250

225	Lamar Media Corp	4.875%	1/15/29	BB–	239,063

500	Radiate Holdco LLC / Radiate Finance Inc, 144A	6.500%	9/15/28	CCC+	525,000
8,475	Total Media				8,874,906

	Metals & Mining – 2.8%

1,000	Cleveland-Cliffs Inc, 144A	9.875%	10/17/25	BB	1,176,250

1,100	First Quantum Minerals Ltd, 144A	7.500%	4/01/25	B3	1,145,375

750	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B–	813,750

800	Hudbay Minerals Inc, 144A	6.125%	4/01/29	B+	862,000

750	Indika Energy Capital IV Pte Ltd, 144A	8.250%	10/22/25	Ba3	811,103

720	Joseph T Ryerson & Son Inc, 144A	8.500%	8/01/28	B	815,400

325	Metinvest BV, 144A	7.650%	10/01/27	BB–	353,437
5,445	Total Metals & Mining				5,977,315

	Multiline Retail – 0.4%

750	JSM Global Sarl, 144A	4.750%	10/20/30	Ba1	807,195

	Oil, Gas & Consumable Fuels – 9.1%

675	Antero Resources Corp, 144A, (WI/DD)	8.375%	7/15/26	B	688,966

275	Comstock Resources Inc	9.750%	8/15/26	B+	294,937

110	Continental Resources Inc/OK	5.000%	9/15/22	BBB–	110,165

1,200	Continental Resources Inc/OK	4.500%	4/15/23	BBB–	1,237,320

1,140	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,128,600

150	EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	153,223

500	EQM Midstream Partners LP, 144A	6.000%	7/01/25	BB	547,500

800	EQM Midstream Partners LP, 144A	6.500%	7/01/27	BB	900,828

750	Geopark Ltd, 144A	6.500%	9/21/24	B+	778,125

200	Global Partners LP / GLP Finance Corp	7.000%	8/01/27	B+	214,000

800	Kosmos Energy Ltd, 144A	7.125%	4/04/26	B+	776,000

750	Leviathan Bond Ltd, 144A	6.125%	6/30/25	BB	823,146

500	Moss Creek Resources Holdings Inc, 144A	10.500%	5/15/27	B–	400,000

815	Murphy Oil Corp	5.875%	12/01/27	BB+	802,775

675	Occidental Petroleum Corp	5.875%	9/01/25	Ba2	718,875

200	Occidental Petroleum Corp	5.500%	12/01/25	Ba2	208,522

1,000	Occidental Petroleum Corp	8.500%	7/15/27	Ba2	1,154,050

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$900	Occidental Petroleum Corp	8.875%	7/15/30	Ba2	$1,056,375

175	Occidental Petroleum Corp	6.125%	1/01/31	Ba2	187,285

750	Occidental Petroleum Corp	6.450%	9/15/36	Ba2	785,250

750	Peru LNG Srl, 144A	5.375%	3/22/30	BB–	669,000

750	Petrobras Global Finance BV	5.600%	1/03/31	Ba2	861,975

750	Petroleos Mexicanos	5.350%	2/12/28	BBB	739,695

800	Southwestern Energy Co	7.500%	4/01/26	BB	839,200

225	Sunoco LP / Sunoco Finance Corp, 144A	4.500%	5/15/29	BB	234,000

1,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp	5.875%	4/15/26	BB	1,060,220

750	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	800,685

1,000	Western Midstream Operating LP	5.050%	2/01/30	BB	1,112,500
18,390	Total Oil, Gas & Consumable Fuels				19,283,217

	Pharmaceuticals – 0.6%

350	Bausch Health Cos Inc, 144A	5.000%	1/30/28	B	360,689

450	Bausch Health Cos Inc, 144A	6.250%	2/15/29	B	488,813

450	Bausch Health Cos Inc, 144A	5.250%	1/30/30	B	471,375
1,250	Total Pharmaceuticals				1,320,877

	Real Estate Management & Development – 0.3%

750	China Evergrande Group	8.250%	3/23/22	B2	703,108

	Specialty Retail – 1.5%

150	L Brands Inc, 144A	9.375%	7/01/25	B+	184,500

550	L Brands Inc, 144A	6.625%	10/01/30	B+	611,875

250	PetSmart Inc, 144A	5.875%	6/01/25	B1	256,875

1,000	Staples Inc, 144A	7.500%	4/15/26	B1	1,044,270

1,000	Staples Inc, 144A	10.750%	4/15/27	B3	995,000
2,950	Total Specialty Retail				3,092,520

	Technology Hardware, Storage & Peripherals – 0.5%

500	Diebold Nixdorf Inc, (3)	8.500%	4/15/24	CCC	506,250

500	Diebold Nixdorf Inc, 144A	9.375%	7/15/25	B–	560,000
1,000	Total Technology Hardware, Storage & Peripherals				1,066,250

	Thrifts & Mortgage Finance – 0.4%

750	United Shore Financial Services LLC, 144A	5.500%	11/15/25	Ba3	791,250

	Trading Companies & Distributors – 0.2%

500	Beacon Roofing Supply Inc, 144A	4.875%	11/01/25	B–	511,875

	Wireless Telecommunication Services – 0.1%

200	Millicom International Cellular SA, 144A	4.500%	4/27/31	BB+	216,000
$122,306	Total Corporate Bonds (cost $119,827,384)				125,059,896

Nuveen Credit Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 10.6%

$500	Aimco CLO 11 Ltd, 144A, (3-Month LIBOR reference rate + 7.250% spread), (4)	7.475%	10/15/31	BB–	$500,909

250	Aimco CLO 12 Ltd, 144A (WI/DD)	1.000%	1/17/32	N/R	250,051

750	Avis Budget Rental Car Funding AESOP LLC, 144A	4.950%	3/20/25	BBB	790,488

1,000	Battalion CLO VIII Ltd, 144A, (3-Month LIBOR reference rate + 6.750% spread), (4)	6.968%	7/18/30	Ba2	1,000,664

380	BBCMS 2018-CHRS Mortgage Trust, 144A	4.267%	8/05/38	A–	340,651

1,000	Benchmark 2020-B18 Mortgage Trust, 144A	4.139%	7/15/53	B–	1,005,985

500	Bojangles Issuer LLC, 144A	3.832%	10/20/50	N/R	510,775

625	CIFC Funding Ltd, 144A, (3-Month LIBOR reference rate + 4.250% spread), (4)	4.532%	8/24/32	BBB–	630,731

625	CIFC Funding Ltd, 144A, (3-Month LIBOR reference rate + 7.635% spread), (4)	7.917%	8/24/32	BB–	631,252

1,000	COMM 2014-CCRE15 Mortgage Trust, 144A	4.742%	2/10/47	Baa3	1,012,084

325	COMM 2015-CCRE22 Mortgage Trust, 144A	4.106%	3/10/48	BBB–	313,916

1,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4, 144A, (1-Month LIBOR reference rate + 2.150% spread), (4)	2.309%	5/15/36	Ba3	994,133

2,276	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.805%	10/25/55	N/R	499,779

750	Freddie Mac STACR Remic Trust 2020-HQA2, 144A, (1-Month LIBOR reference rate + 3.100% spread), (4)	3.248%	3/25/50	Ba2	755,157

649	HIN Timeshare Trust 2020-A, 144A	5.500%	10/09/39	BB	667,402

834	HIN Timeshare Trust 2020-A, 144A	6.500%	10/09/39	B	846,662

365	Hudson Yards, 144A	2.943%	12/10/41	N/R	334,567

800	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.554%	9/15/47	A–	740,517

500	JPMBB Commercial Mortgage Securities Trust 2015-C29	4.197%	5/15/48	A–	489,695

250	Mosaic Solar Loan Trust 2020-2, 144A	3.000%	8/20/46	N/R	249,830

575	Mosaic Solar Loan Trust 2020-2, 144A	5.420%	8/20/46	N/R	575,375

1,067	MVW 2020-1 LLC, 144A	4.210%	10/20/37	BBB	1,127,080

681	MVW 2020-1 LLC, 144A	7.140%	10/20/37	BB	721,525

500	Neuberger Berman Loan Advisers CLO 35 Ltd, 144A, (3-Month LIBOR reference rate + 7.000% spread), (4)	7.218%	1/19/33	BB–	502,169

844	Sierra Timeshare 2020-2 Receivables Funding LLC, 144A	3.510%	7/20/37	BBB	870,178

1,055	Sierra Timeshare 2020-2 Receivables Funding LLC, 144A	6.590%	7/20/37	BB	1,093,025

589	S-Jets 2017-1 Ltd, 144A	5.682%	8/15/42	BB	512,195

500	TCW CLO 2019-1 AMR Ltd, 144A, (3-Month LIBOR reference rate + 6.750% spread), (4)	6.971%	2/15/29	BB–	500,143

1,000	Tesla Auto Lease Trust 2020-A, 144A	4.640%	8/20/24	Ba2	1,047,625

200	Verus Securitization Trust 2019-2, 144A	3.781%	5/25/59	BBB–	200,395

975	Vivint Solar Financing V LLC, 144A	7.370%	4/30/48	N/R	1,037,047

1,218	VR Funding LLC, 144A	6.420%	11/15/50	N/R	1,175,379

485	WFRBS Commercial Mortgage Trust 2013-C18	4.862%	12/15/46	A–	466,201
$24,068	Total Asset-Backed and Mortgage-Backed Securities (cost $21,750,555)				22,393,585

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 8.9% (6)

	Airlines – 0.2%

$500	Delta Air Lines SkyMiles, Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	$519,687

	Chemicals – 0.2%

399	Lummus Technology, Term Loan	4.147%	1-Month LIBOR	4.000%	6/30/27	B+	399,748

	Commercial Services & Supplies – 0.6%

375	AECOM Management Services Inc., Incremental Term Loan	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	378,750

319	GFL Environmental, Term Loan B	3.500%	3-Month LIBOR	3.000%	5/31/25	BB–	319,876

675	PAE Holding Corp, New Term Loan B	5.250%	3-Month LIBOR	4.500%	10/19/27	B	678,588
1,369	Total Commercial Services & Supplies						1,377,214

	Containers & Packaging – 0.1%

137	Graham Packaging Co Inc, Term Loan	4.500%	1-Month LIBOR	3.750%	8/04/27	B1	137,813

	Distributors – 0.4%

746	Atotech Alpha 3 BV, Term Loan B1	4.000%	3-Month LIBOR	3.000%	1/31/24	B2	744,338

	Diversified Financial Services – 0.5%

997	IG Investments Holdings, LLC, Term Loan, First Lien	5.000%	3-Month LIBOR	4.000%	5/23/25	B2	996,944

	Electric Utilities – 0.1%

249	PG&E Corp, Term Loan	5.500%	1-Month LIBOR	4.500%	6/23/25	BB	252,108

	Food & Staples Retailing – 0.2%

499	Shearer’s Foods LLC., Term Loan B	4.750%	3-Month LIBOR	4.000%	9/23/27	B2	499,725

	Health Care Providers & Services – 0.9%

1,250	ADMI Corp, (WI/DD)	TBD	TBD	TBD	TBD	B	1,253,437

175	Pluto Acquisition I Inc, Incremental Term Loan B	5.500%	1-Month LIBOR	5.000%	6/20/26	B2	175,656

375	US Radiology Specialists, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	373,476
1,800	Total Health Care Providers & Services						1,802,569

	Insurance – 0.2%

455	OneDigital Borrower LLC, Term Loan	5.250%	3-Month LIBOR	4.500%	10/29/27	N/R	456,785

45	OneDigital Borrower LLC, Delayed Draw Term Loan (11)	5.250%	3-Month LIBOR	4.500%	10/29/27	N/R	45,090
500	Total Insurance						501,875

	Internet & Direct Marketing Retail – 0.2%

475	1-800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	476,225

	IT Services – 0.4%

867	Syniverse Holdings, Inc., Term Loan C, (DDI)	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	789,860

	Leisure Products – 0.2%

498	Party City Holdings Inc, Term Loan B	3.250%	3-Month LIBOR	2.500%	8/19/22	CCC	462,756

Nuveen Credit Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Machinery – 0.9%

$950	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	$951,273

999	Blount International Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	1,006,215
1,949	Total Machinery						1,957,488

	Media – 0.1%

125	Radiate Holdco LLC, Term Loan B	4.250%	1-Month LIBOR	3.500%	9/25/26	B1	125,371

	Multiline Retail – 0.2%

398	Bass Pro Group LLC, Term Loan B	5.750%	1-Month LIBOR	5.000%	9/25/24	B+	399,864

	Pharmaceuticals – 1.0%

1,745	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	1,723,660

300	Milano, Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	B+	300,687
2,045	Total Pharmaceuticals						2,024,347

	Professional Services – 0.8%

747	Da Vinci Purchaser Corp, Term Loan	5.000%	3-Month LIBOR	4.000%	11/26/26	B	750,332

988	Dun & Bradstreet Corp.,Term Loan, First Lien	3.898%	1-Month LIBOR	3.750%	2/08/26	BB+	989,843
1,735	Total Professional Services						1,740,175

	Real Estate Management & Development – 0.4%

750	TNT Crane & Rigging, Inc., Exit Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	773,437

	Semiconductors & Semiconductor Equipment – 0.1%

500	Lumileds, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	CCC	290,053

	Software – 0.4%

575	Ellucian, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	577,771

200	Thomson Reuters IP & S, Incremental Term Loan B	4.000%	1-Month LIBOR	3.000%	10/31/26	B	200,312
775	Total Software						778,083

	Specialty Retail – 0.1%

175	Woof Holdings Inc, Term Loan, First Lien	4.500%	12-Month LIBOR	3.750%	12/21/27	B2	175,074

	Technology Hardware, Storage & Peripherals – 0.7%

1,500	Ahead, Term Loan B	6.000%	3-Month LIBOR	5.000%	10/16/27	B1	1,479,375
$18,988	Total Variable Rate Senior Loan Interests (cost $18,383,808)						18,704,129

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 5.2% (9)

	Banks – 4.2%

$1,000	Banco Bilbao Vizcaya Argentaria SA			6.500%	N/A (10)	Ba2	$1,065,620

750	Banco Mercantil del Norte SA/Grand Cayman, 144A			6.750%	N/A (10)	Ba2	811,875

600	Banco Santander SA			7.500%	N/A (10)	Ba1	663,480

750	Banco Votorantim SA			8.250%	N/A (10)	CCC	797,820

550	Bancolombia SA			4.625%	12/18/29	BB	577,506

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$810	Barclays PLC	6.125%	N/A (10)	BBB–	$872,775

500	Danske Bank A/S	7.000%	N/A (10)	BBB–	555,000

900	Intesa Sanpaolo SpA, 144A	7.700%	N/A (10)	BB–	1,021,500

700	Lloyds Banking Group PLC	7.500%	N/A (10)	Baa3	789,446

900	Natwest Group PLC	8.000%	N/A (10)	BBB–	1,048,500

700	UniCredit SpA	8.000%	N/A (10)	B+	756,665
8,160	Total Banks				8,960,187

	Capital Markets – 1.0%

700	Credit Suisse Group AG, 144A	7.500%	N/A (10)	BB+	763,000

750	Deutsche Bank AG	6.000%	N/A (10)	B+	750,000

500	UBS Group AG, 144A	7.000%	N/A (10)	BBB	548,125
1,950	Total Capital Markets				2,061,125
$10,110	Total Contingent Capital Securities (cost $10,487,802)				11,021,312

Shares	Description (1), (14)				Value

	EXCHANGE-TRADED FUNDS – 5.0%

58,403	iShares JP Morgan USD Emerging Markets Bond ETF				$6,769,492

43,500	iShares iBoxx High Yield Corporate Bond ETF				3,797,550
	Total Exchange-Traded Funds (cost $10,302,971)				10,567,042

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 4.6%

	Barbados – 0.4%

$750	Barbados Government International Bond, 144A	6.500%	10/01/29	B–	$759,375

	Brazil – 0.4%

750	Brazilian Government International Bond	3.875%	6/12/30	BB–	791,250

	Dominican Republic – 0.4%

750	Dominican Republic International Bond, 144A	4.875%	9/23/32	BB–	829,687

	Egypt – 0.2%

500	Egypt Government International Bond, 144A	5.250%	10/06/25	B+	531,100

	El Salvador – 0.3%

750	El Salvador Government International Bond, 144A, (3)	6.375%	1/18/27	B+	709,883

	Jordan – 0.4%

750	Jordan Government International Bond, 144A	4.950%	7/07/25	BB–	795,156

	Kenya – 0.4%

750	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	825,937

Nuveen Credit Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Morocco – 0.2%

$375	Morocco Government International Bond, 144A	3.000%	12/15/32	BBB–	$381,101

	Oman – 0.4%

750	Oman Government International Bond, 144A	6.750%	10/28/27	Ba3	812,475

	Tunisia – 0.4%

1,000	Banque Centrale de Tunisie International Bond, 144A	5.750%	1/30/25	B2	907,896

	Turkey – 0.3%

750	Turkey Government International Bond	5.125%	2/17/28	BB–	759,000

	Ukraine – 0.4%

750	Ukraine Government International Bond, 144A	7.253%	3/15/33	B	817,455

	Uzbekistan – 0.4%

750	Republic of Uzbekistan Bond, 144A	3.700%	11/25/30	BB–	789,675
$9,375	Total Sovereign Debt (cost $9,251,237)				9,709,990

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 2.7%

	Automobiles – 0.5%

$955	General Motors Financial Co Inc	5.700%	N/A (10)	BB+	$1,052,887

	Banks – 0.8%

1,000	Citigroup Inc	4.000%	N/A (10)	BBB–	1,026,250

600	Huntington Bancshares Inc/OH	5.625%	N/A (10)	Baa3	700,500
1,600	Total Banks				1,726,750

	Consumer Finance – 0.3%

500	Discover Financial Services	6.125%	N/A (10)	Ba2	563,750

	Energy Equipment & Services – 0.0%

38	Sanjel Corporation, 144A, (5), (15)	7.500%	N/A (10)	N/R	—

	Insurance – 0.7%

600	Assurant Inc	7.000%	3/27/48	BB+	675,000

700	Enstar Finance LLC	5.750%	9/01/40	BB+	736,917
1,300	Total Insurance				1,411,917

	Trading Companies & Distributors – 0.4%

850	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	867,000
$5,243	Total $1,000 Par (or similar) Institutional Preferred (cost $5,284,372)				5,622,304

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.1%

	Banks – 0.3%

25,000	Wintrust Financial Corp	6.875%		BB	$712,250

	Food Products – 0.3%

20,000	CHS Inc, (3)	6.750%		N/R	558,600

	Insurance – 0.2%

12,000	Assurant Inc, (8)	5.250%		BB+	328,320

	Oil, Gas & Consumable Fuels – 0.3%

30,000	NuStar Energy LP, (3)	8.500%		B2	600,300
	Total $25 Par (or similar) Retail Preferred (cost $2,026,178)				2,199,470

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Energy Equipment & Services – 0.0%

6	Golden Close Maritime Corp Ltd, (5), (8)				$—

	Metals & Mining – 0.0%

499,059	Northland Resources SE, (5), (8)				58

	Road & Rail – 0.0%

8,907	Jack Cooper Enterprises Inc, (5), (8)				89
	Total Common Stocks (cost $5,030)				147
	Total Long-Term Investments (cost $197,319,337)				205,277,875

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.8%

	Money Market Funds – 0.8%

1,749,651	State Street Navigator Securities Lending Government Money Market Portfolio, (12)	0.080% (13)			$1,749,651
	Total Investments Purchased with Collateral from Securities Lending (cost $1,749,651)				1,749,651

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.0%

	REPURCHASE AGREEMENTS – 3.0%

$6,284	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $6,283,579, collateralized by $6,409,100, U.S. Treasury Notes, 0.125%, due 7/15/23, value $6,409,273	0.000%	1/04/21		$6,283,579
	Total Short-Term Investments (cost $6,283,579)				6,283,579
	Total Investments (cost $205,352,647) – 101.1%				213,311,105
	Other Assets Less Liabilities – (1.1)%				(2,274,781)
	Net Assets – 100%				$211,036,324

Nuveen Credit Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,690,209.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(9)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(10)	Perpetual security. Maturity date is not applicable.

(11)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(12)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(13)	The rate shown is the one-day yield as of the end of the reporting period.

(14)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(15)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DDI	Portion of investment purchased on a delayed delivery basis.

ETF	Exchange-Traded Fund

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accured interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Income Fund

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.9%

	CORPORATE BONDS – 40.1%

	Aerospace & Defense – 0.8%

$1,380	BAE Systems Holdings Inc, 144A	3.850%	12/15/25	BBB	$1,564,613

670	Boeing Co	3.250%	2/01/35	Baa2	686,580

430	Bombardier Inc, 144A	7.500%	3/15/25	B	398,825

1,215	Carrier Global Corp	2.242%	2/15/25	BBB	1,286,356

350	Embraer Netherlands Finance BV, 144A	6.950%	1/17/28	BB+	395,500

150	Howmet Aerospace Inc	6.875%	5/01/25	BBB–	177,000

515	Raytheon Technologies Corp	2.250%	7/01/30	A–	546,726

200	Rolls-Royce PLC, 144A	5.750%	10/15/27	BB–	221,500
4,910	Total Aerospace & Defense				5,277,100

	Airlines – 0.6%

809	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	A	801,785

750	British Airways 2020-1 Class A Pass Through Trust, 144A	4.250%	11/15/32	A	801,562

750	British Airways 2020-1 Class B Pass Through Trust, 144A	8.375%	11/15/28	BBB	826,875

175	Delta Air Lines Inc, 144A	7.000%	5/01/25	Baa2	202,010

1,350	United Airlines 2020-1 Class A Pass Through Trust	5.875%	10/15/27	A	1,458,327
3,834	Total Airlines				4,090,559

	Auto Components – 0.4%

600	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	616,500

100	Adient US LLC, 144A	9.000%	4/15/25	Ba3	111,500

100	Clarios Global LP, 144A	6.750%	5/15/25	B1	107,750

1,000	Clarios Global LP / Clarios US Finance Co, 144A	8.500%	5/15/27	CCC+	1,086,409

175	Dana Inc	5.375%	11/15/27	BB+	185,500

500	Goodyear Tire & Rubber Co	9.500%	5/31/25	BB–	565,150
2,475	Total Auto Components				2,672,809

	Automobiles – 0.8%

150	Allison Transmission Inc, 144A	3.750%	1/30/31	BB	153,469

250	Ford Motor Co	8.500%	4/21/23	BB+	281,895

250	Ford Motor Co	9.000%	4/22/25	BB+	307,212

1,000	Ford Motor Credit Co LLC	3.336%	3/18/21	BB+	1,002,500

500	Ford Motor Credit Co LLC	3.375%	11/13/25	BB+	512,030

200	Ford Motor Credit Co LLC	4.000%	11/13/30	BB+	210,386

2,845	General Motors Financial Co Inc	3.600%	6/21/30	BBB	3,174,144
5,195	Total Automobiles				5,641,636

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks – 6.9%

$750	Akbank TAS, 144A	6.800%	2/06/26	B+	$793,500

2,435	Banco Santander SA	3.800%	2/23/28	A	2,756,733

200	Banco Santander SA	2.749%	12/03/30	BBB+	206,413

425	Bancolombia SA	3.000%	1/29/25	Baa2	442,004

750	Banistmo SA, 144A, (4)	4.250%	7/31/27	Baa3	805,755

1,060	Bank of America Corp	3.559%	4/23/27	A+	1,196,574

1,105	Bank of America Corp	3.248%	10/21/27	A+	1,236,280

3,662	Bank of America Corp	3.419%	12/20/28	A+	4,140,455

850	Banque Ouest Africaine de Developpement, 144A	5.000%	7/27/27	Baa1	945,081

2,865	Barclays PLC	3.650%	3/16/25	A	3,151,890

350	BBVA Bancomer SA/Texas, 144A	1.875%	9/18/25	Baa1	353,500

2,010	BNP Paribas SA, 144A	4.375%	5/12/26	A–	2,310,193

500	Bonanza RE Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 4.750% spread), (3)	4.808%	12/23/24	N/R	499,750

750	Caelus Re VI Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.500% spread), (3)	5.558%	6/07/23	N/R	762,075

1,575	Citigroup Inc	4.300%	11/20/26	BBB+	1,836,365

1,895	Citigroup Inc	4.450%	9/29/27	BBB+	2,234,211

2,080	Citigroup Inc	2.666%	1/29/31	A	2,230,220

970	Citigroup Inc	2.572%	6/03/31	A	1,033,308

2,800	Goldman Sachs Group Inc	4.000%	3/03/24	A	3,093,474

675	Grupo Aval Ltd, 144A	4.375%	2/04/30	BBB–	718,875

1,465	HSBC Holdings PLC	2.099%	6/04/26	A+	1,522,034

815	HSBC Holdings PLC	4.375%	11/23/26	A3	940,180

2,100	ING Groep NV	3.950%	3/29/27	A+	2,428,480

1,100	JPMorgan Chase & Co	3.875%	9/10/24	A	1,231,498

2,710	JPMorgan Chase & Co	3.702%	5/06/30	AA–	3,142,159

600	JPMorgan Chase & Co	2.956%	5/13/31	A	657,741

1,705	Natwest Group PLC	3.032%	11/28/35	BBB+	1,763,328

2,810	Wells Fargo & Co	2.879%	10/30/30	A+	3,064,085

1,500	Zions Bancorp NA	3.250%	10/29/29	BBB	1,579,556
42,512	Total Banks				47,075,717

	Beverages – 0.0%

225	Constellation Brands Inc	2.875%	5/01/30	BBB	246,419

	Biotechnology – 0.0%

175	Emergent BioSolutions Inc, 144A	3.875%	8/15/28	BB–	181,213

	Capital Markets – 1.4%

1,125	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	1,192,500

2,295	Goldman Sachs Group Inc	4.250%	10/21/25	BBB+	2,631,651

4,635	Morgan Stanley	3.950%	4/23/27	Baa1	5,358,672
8,055	Total Capital Markets				9,182,823

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 1.4%

$2,185	Agrium Inc	3.375%	3/15/25	BBB	$2,335,975

100	Avient Corp, 144A	5.750%	5/15/25	BB–	106,250

150	Axalta Coating Systems LLC, 144A	3.375%	2/15/29	BB–	150,000

1,465	DuPont de Nemours Inc	4.493%	11/15/25	BBB+	1,709,813

500	Element Solutions Inc, 144A	3.875%	9/01/28	BB–	514,375

150	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A	4.250%	12/15/25	BB–	153,015

750	MEGlobal Canada ULC, 144A	5.000%	5/18/25	BBB	843,750

1,500	NOVA Chemicals Corp, 144A	5.250%	8/01/23	BB–	1,507,500

1,350	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BB–	1,414,125

800	OCI NV, 144A	4.625%	10/15/25	BB	830,000

100	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B1	104,275
9,050	Total Chemicals				9,669,078

	Commercial Services & Supplies – 0.7%

1,000	Adani Ports & Special Economic Zone Ltd, 144A	4.200%	8/04/27	BBB–	1,071,060

1,575	ADT Security Corp, 144A	4.875%	7/15/32	BB–	1,701,000

100	GFL Environmental Inc, 144A	4.250%	6/01/25	BB–	103,750

400	GFL Environmental Inc, 144A	3.750%	8/01/25	BB–	408,000

100	GFL Environmental Inc, 144A	5.125%	12/15/26	BB–	106,375

165	GFL Environmental Inc, 144A	8.500%	5/01/27	B–	183,150

625	GFL Environmental Inc, 144A	3.500%	9/01/28	BB–	637,631

125	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	124,063

375	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	402,596

125	Stericycle Inc, 144A	3.875%	1/15/29	BB	128,437
4,590	Total Commercial Services & Supplies				4,866,062

	Communications Equipment – 0.4%

1,950	CommScope Inc, 144A	8.250%	3/01/27	B3	2,081,625

650	Gray Television Inc, 144A	4.750%	10/15/30	BB–	659,750
2,600	Total Communications Equipment				2,741,375

	Construction & Engineering – 0.0%

250	PowerTeam Services LLC, 144A	9.033%	12/04/25	B–	278,153

	Construction Materials – 0.3%

450	Cemex SAB de CV, 144A	7.375%	6/05/27	BB	512,100

600	Cemex SAB de CV, 144A	5.450%	11/19/29	BB	660,006

750	Gates Global LLC / Gates Corp, 144A	6.250%	1/15/26	B	787,500
1,800	Total Construction Materials				1,959,606

	Consumer Finance – 1.1%

1,780	Capital One Financial Corp	3.750%	3/09/27	A–	2,030,626

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$1,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	$950,000

2,180	Discover Bank	4.250%	3/13/26	BBB+	2,507,455

100	OneMain Finance Corp	8.875%	6/01/25	BB–	113,125

425	OneMain Finance Corp	5.375%	11/15/29	BB–	478,125

1,500	Refinitiv US Holdings Inc, 144A	8.250%	11/15/26	B+	1,636,875
6,985	Total Consumer Finance				7,716,206

	Distributors – 0.1%

625	H&E Equipment Services Inc, 144A	3.875%	12/15/28	BB–	629,706

	Diversified Consumer Services – 0.2%

1,500	frontdoor Inc, 144A	6.750%	8/15/26	B	1,599,375

	Diversified Financial Services – 0.9%

1,555	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	1,854,247

425	Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B+	406,937

375	Indian Railway Finance Corp Ltd, 144A	3.249%	2/13/30	BBB–	398,513

2,000	Quicken Loans LLC, 144A	5.250%	1/15/28	Ba1	2,135,000

400	REC Ltd, 144A	4.750%	5/19/23	Baa3	426,624

1,000	Ursa Re II Ltd, 144A, (3–Month U.S. Treasury Bill reference rate + 3.750% spread), (3)	3.808%	12/07/23	N/R	1,003,400
5,755	Total Diversified Financial Services				6,224,721

	Diversified Telecommunication Services – 1.9%

3,950	AT&T Inc	4.350%	3/01/29	A–	4,707,728

380	AT&T Inc	3.500%	6/01/41	A–	409,099

722	AT&T Inc, 144A	3.800%	12/01/57	A–	749,871

1,000	Avaya Inc, 144A	6.125%	9/15/28	BB–	1,068,260

2,650	Telefonica Emisiones SA	4.103%	3/08/27	BBB	3,066,611

2,200	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,346,239

500	Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	501,250
11,402	Total Diversified Telecommunication Services				12,849,058

	Electric Utilities – 1.4%

1,025	Berkshire Hathaway Energy Co, 144A	3.700%	7/15/30	A–	1,211,781

800	Empresas Publicas de Medellin ESP, 144A	4.375%	2/15/31	Baa3	859,008

100	NRG Energy Inc, 144A	3.375%	2/15/29	BB+	102,380

250	NRG Energy Inc, 144A	3.625%	2/15/31	BB+	257,200

430	NSTAR Electric Co	3.950%	4/01/30	A1	521,239

2,000	Oglethorpe Power Corp, (4)	4.200%	12/01/42	BBB+	2,116,253

1,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A	6.150%	5/21/48	Baa2	1,305,000

1,000	Talen Energy Supply LLC	6.500%	6/01/25	B	815,000

250	Vistra Operations Co LLC, 144A	5.500%	9/01/26	BB+	260,550

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities (continued)

$1,725	Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB+	$1,834,779
8,580	Total Electric Utilities				9,283,190

	Energy Equipment & Services – 0.3%

1,100	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,183,875

550	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	572,528
1,650	Total Energy Equipment & Services				1,756,403

	Entertainment – 0.0%

225	Live Nation Entertainment Inc, 144A	6.500%	5/15/27	B+	251,667

	Equity Real Estate Investment Trust – 1.6%

750	American Tower Corp	5.000%	2/15/24	BBB+	849,034

320	Crown Castle International Corp	3.250%	1/15/51	BBB+	337,000

1,075	Essex Portfolio LP	2.650%	3/15/32	BBB+	1,152,733

595	Healthcare Realty Trust Inc	2.400%	3/15/30	BBB+	620,199

750	MPH Acquisition Holdings LLC, 144A, (4)	5.750%	11/01/28	B–	733,125

325	MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB–	335,563

1,335	Regency Centers LP	2.950%	9/15/29	BBB+	1,426,199

940	Retail Properties of America Inc	4.750%	9/15/30	BBB–	997,512

2,400	SBA Tower Trust, 144A	2.836%	1/15/25	A2	2,555,239

300	SBA Tower Trust, 144A	1.884%	1/15/26	A2	308,759

285	SBA Tower Trust, 144A	2.328%	1/15/28	A2	287,193

1,000	VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	1,055,630
10,075	Total Equity Real Estate Investment Trust				10,658,186

	Food & Staples Retailing – 0.2%

1,123	CVS Health Corp	4.300%	3/25/28	BBB	1,336,699

	Food Products – 0.3%

750	BRF SA, 144A, (4)	4.875%	1/24/30	Ba2	813,758

600	NBM US Holdings Inc, 144A	6.625%	8/06/29	BB	688,500

575	Ulker Biskuvi Sanayi AS, 144A	6.950%	10/30/25	BB–	621,414
1,925	Total Food Products				2,123,672

	Gas Utilities – 0.3%

750	ENN Energy Holdings Ltd, 144A	2.625%	9/17/30	BBB	753,802

1,250	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.500%	6/01/24	BB–	1,276,562
2,000	Total Gas Utilities				2,030,364

	Health Care Equipment & Supplies – 0.1%

315	Boston Scientific Corp	2.650%	6/01/30	Baa2	337,853

125	RP Escrow Issuer LLC, 144A	5.250%	12/15/25	B–	130,740
440	Total Health Care Equipment & Supplies				468,593

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 0.9%

$1,515	Centene Corp, 144A	5.375%	6/01/26	BBB–	$1,597,886

350	Centene Corp	4.625%	12/15/29	BBB–	388,573

1,730	CVS Health Corp	1.875%	2/28/31	BBB	1,747,709

450	DaVita Inc, 144A	3.750%	2/15/31	Ba3	456,912

275	Encompass Health Corp	4.500%	2/01/28	B+	287,375

100	HCA Inc	5.625%	9/01/28	Ba2	118,125

1,000	HCA Inc	3.500%	9/01/30	Ba2	1,062,021

275	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	274,808

200	Tenet Healthcare Corp, 144A	7.500%	4/01/25	BB–	218,500
5,895	Total Health Care Providers & Services				6,151,909

	Hotels, Restaurants & Leisure – 0.3%

100	Boyd Gaming Corp, 144A	8.625%	6/01/25	B–	111,219

300	Carnival Corp, 144A	7.625%	3/01/26	B	326,847

375	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	390,937

325	Melco Resorts Finance Ltd, 144A	5.750%	7/21/28	BB	346,288

1,000	Wynn Macau Ltd, 144A	5.625%	8/26/28	BB–	1,048,055

100	Yum! Brands Inc, 144A	7.750%	4/01/25	B+	110,750
2,200	Total Hotels, Restaurants & Leisure				2,334,096

	Household Durables – 0.0%

100	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	104,250

	Independent Power & Renewable Electricity Producers – 0.6%

600	Azure Power Solar Energy Pvt Ltd, 144A	5.650%	12/24/24	Ba1	639,000

671	Calpine Corp, 144A	5.250%	6/01/26	BB+	694,149

174	Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	186,615

1,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	Ba3	1,037,500

750	India Green Energy Holdings, 144A	5.375%	4/29/24	BB–	793,159

42	NRG Energy Inc	6.625%	1/15/27	BB+	44,354

680	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	708,404
3,917	Total Independent Power & Renewable Electricity Producers				4,103,181

	Industrial Conglomerates – 0.2%

560	General Electric Co	3.625%	5/01/30	BBB+	639,683

500	Icahn Enterprises LP / Icahn Enterprises Finance Corp	5.250%	5/15/27	BB	536,000
1,060	Total Industrial Conglomerates				1,175,683

	Insurance – 1.2%

275	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	281,188

1,940	Liberty Mutual Group Inc, 144A	4.569%	2/01/29	BBB	2,382,651

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$550	Residential Reinsurance 2020 Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.250% spread), (3)	6.308%	12/06/24	N/R	$553,300

250	Sutter Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.000% spread), (3)	5.058%	6/06/22	N/R	256,400

1,805	Willis North America Inc	3.600%	5/15/24	BBB	1,970,604

2,225	XLIT Ltd	4.450%	3/31/25	A3	2,538,671
7,045	Total Insurance				7,982,814

	Interactive Media & Services – 0.2%

100	Arches Buyer Inc, 144A	4.250%	6/01/28	B1	101,270

100	Arches Buyer Inc, 144A	6.125%	12/01/28	CCC+	103,270

725	Prosus NV, 144A	3.680%	1/21/30	BBB–	788,513
925	Total Interactive Media & Services				993,053

	Internet & Direct Marketing Retail – 0.0%

200	B2W Digital Lux Sarl, 144A, (4)	4.375%	12/20/30	Ba1	207,000

	Internet Software & Services – 0.1%

325	J2 Global Inc, 144A	4.625%	10/15/30	BB	342,875

100	Rackspace Technology Global Inc, 144A	5.375%	12/01/28	B–	104,770
425	Total Internet Software & Services				447,645

	IT Services – 0.3%

100	Austin BidCo Inc, 144A	7.125%	12/15/28	CCC+	104,375

1,680	Fidelity National Information Services Inc	3.750%	5/21/29	BBB	1,971,380
1,780	Total IT Services				2,075,755

	Leisure Products – 0.1%

750	Mattel Inc, 144A	6.750%	12/31/25	BB–	791,602

	Life Sciences Tools & Services – 0.1%

300	Avantor Funding Inc, 144A	4.625%	7/15/28	BB	317,250

	Machinery – 0.4%

700	Maxim Crane Works Holdings Capital LLC, 144A	10.125%	8/01/24	B–	728,875

1,405	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	BBB	1,643,869
2,105	Total Machinery				2,372,744

	Media – 1.6%

375	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	8/15/30	BB	397,969

2,650	Comcast Corp	2.650%	2/01/30	A–	2,894,751

1,790	Comcast Corp	3.969%	11/01/47	A–	2,238,125

1,200	CSC Holdings LLC, 144A	6.500%	2/01/29	BB	1,354,860

1,500	DISH DBS Corp	7.750%	7/01/26	B2	1,679,220

600	Entercom Media Corp, 144A	6.500%	5/01/27	B–	609,750

500	Grupo Televisa SAB	5.250%	5/24/49	BBB+	632,604

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$500	Lamar Media Corp	3.750%	2/15/28	BB–	$513,850

200	Lamar Media Corp	4.000%	2/15/30	BB–	207,500

625	TEGNA Inc, 144A	4.625%	3/15/28	BB–	639,062
9,940	Total Media				11,167,691

	Metals & Mining – 1.1%

650	Anglo American Capital PLC, 144A	2.625%	9/10/30	BBB	679,320

675	AngloGold Ashanti Holdings PLC	3.750%	10/01/30	Baa3	725,159

100	Arconic Corp, 144A	6.000%	5/15/25	BBB–	106,750

450	Cleveland-Cliffs Inc, 144A	9.875%	10/17/25	BB	529,312

675	Corp Nacional del Cobre de Chile, 144A	3.150%	1/15/51	A	678,814

1,050	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B–	1,078,875

500	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B–	542,500

450	Fresnillo PLC, 144A	4.250%	10/02/50	BBB	493,875

325	Hudbay Minerals Inc, 144A	6.125%	4/01/29	B+	350,188

1,000	Indika Energy Capital IV Pte Ltd, 144A	8.250%	10/22/25	Ba3	1,081,471

325	Metinvest BV, 144A	7.650%	10/01/27	BB–	353,437

700	Tronox Inc, 144A	6.500%	4/15/26	B	728,875
6,900	Total Metals & Mining				7,348,576

	Multiline Retail – 0.1%

750	JSM Global Sarl, 144A, (4)	4.750%	10/20/30	Ba1	807,195

	Oil, Gas & Consumable Fuels – 5.7%

900	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	B–	929,322

990	Chevron Corp	2.236%	5/11/30	AA	1,058,876

1,560	Concho Resources Inc	2.400%	2/15/31	BBB	1,631,778

1,100	Cosan Ltd, 144A	5.500%	9/20/29	BB	1,205,886

725	Diamondback Energy Inc	3.250%	12/01/26	BBB	773,878

575	Ecopetrol SA	6.875%	4/29/30	BBB–	742,325

100	Ecopetrol SA	5.875%	5/28/45	BBB–	121,050

1,420	Energy Transfer Operating LP	5.000%	5/15/50	BBB–	1,535,353

125	EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	127,686

250	EnLink Midstream LLC, (4)	5.375%	6/01/29	BB+	243,125

400	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	425,000

1,000	Galaxy Pipeline Assets Bidco Ltd, 144A	2.625%	3/31/36	Aa2	1,037,332

500	Geopark Ltd, 144A	5.500%	1/17/27	B+	500,005

800	KazMunayGas National Co JSC, 144A	5.375%	4/24/30	Baa3	986,150

750	Leviathan Bond Ltd, 144A, Reg S	6.500%	6/30/27	BB	841,775

595	Magellan Midstream Partners LP	3.250%	6/01/30	BBB+	667,883

1,325	Marathon Petroleum Corp	5.000%	9/15/54	BBB	1,496,679

750	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B1	802,559

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Moss Creek Resources Holdings Inc, 144A, (4)	10.500%	5/15/27	B–	$1,600,000

1,795	MPLX LP	4.875%	6/01/25	BBB	2,072,937

800	Murphy Oil Corp	5.875%	12/01/27	BB+	788,000

1,590	Noble Energy Inc	5.050%	11/15/44	AA	2,231,807

2,000	Occidental Petroleum Corp	4.300%	8/15/39	Ba2	1,682,300

1,340	ONEOK Inc	3.400%	9/01/29	BBB	1,433,385

625	Pertamina Persero PT, 144A, (4)	4.700%	7/30/49	Baa2	711,008

593	Petrobras Global Finance BV	5.093%	1/15/30	Ba2	662,678

1,000	Petrobras Global Finance BV	5.600%	1/03/31	Ba2	1,149,300

2,200	Petroleos Mexicanos	6.500%	3/13/27	BBB	2,317,018

200	Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	212,752

1,345	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	1,625,896

550	Saudi Arabian Oil Co, 144A	2.250%	11/24/30	A1	559,767

500	Sunoco LP / Sunoco Finance Corp	6.000%	4/15/27	BB	531,510

125	Sunoco LP / Sunoco Finance Corp, 144A	4.500%	5/15/29	BB	130,000

670	Targa Resources Partners LP / Targa Resources Partners Finance Corp	4.250%	11/15/23	BB	673,350

150	Targa Resources Partners LP / Targa Resources Partners Finance Corp	6.500%	7/15/27	BB	162,750

1,350	Total Capital International SA	2.986%	6/29/41	Aa3	1,474,326

1,000	Tullow Oil PLC, 144A	6.250%	4/15/22	CCC+	795,000

975	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	1,040,890

1,515	WPX Energy Inc	5.750%	6/01/26	BBB–	1,592,644

100	WPX Energy Inc	4.500%	1/15/30	BBB–	106,000
36,288	Total Oil, Gas & Consumable Fuels				38,679,980

	Paper & Forest Products – 0.1%

500	Inversiones CMPC SA, 144A	4.375%	4/04/27	BBB	568,130

	Pharmaceuticals – 0.9%

2,000	AbbVie Inc	4.250%	11/21/49	BBB+	2,506,738

1,050	Bausch Health Americas Inc, 144A	8.500%	1/31/27	B	1,167,779

350	Bausch Health Cos Inc, 144A	5.000%	1/30/28	B	360,689

1,360	Eli Lilly and Co	2.250%	5/15/50	A+	1,333,999

200	Horizon Therapeutics USA Inc, 144A	5.500%	8/01/27	Ba3	214,764

710	Royalty Pharma PLC, 144A	2.200%	9/02/30	BBB–	728,701
5,670	Total Pharmaceuticals				6,312,670

	Professional Services – 0.0%

250	ASGN Inc, 144A	4.625%	5/15/28	BB–	260,000

	Real Estate Management & Development – 0.3%

575	Country Garden Holdings Co Ltd, Reg S	4.750%	9/28/23	Baa3	588,616

1,500	Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	1,537,500
2,075	Total Real Estate Management & Development				2,126,116

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.8%

$1,350	CSX Corp	3.800%	11/01/46	BBB+	$1,616,248

350	ENA Master Trust, 144A	4.000%	5/19/48	Baa1	377,125

750	Rumo Luxembourg Sarl, 144A	5.250%	1/10/28	BB	812,250

1,500	Union Pacific Corp	3.839%	3/20/60	A–	1,852,781

1,000	United Rentals North America Inc	4.875%	1/15/28	BB–	1,065,000
4,950	Total Road & Rail				5,723,404

	Semiconductors & Semiconductor Equipment – 0.3%

1,665	Broadcom Corp / Broadcom Cayman Finance Ltd	3.875%	1/15/27	BBB–	1,870,842

	Software – 0.2%

100	Camelot Finance SA, 144A	4.500%	11/01/26	B	104,375

925	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	987,918
1,025	Total Software				1,092,293

	Specialty Retail – 0.9%

1,645	AutoNation Inc	3.800%	11/15/27	BBB–	1,818,859

450	Lithia Motors Inc, 144A	4.625%	12/15/27	BB	474,750

2,050	O’Reilly Automotive Inc	3.900%	6/01/29	Baa1	2,409,614

100	Staples Inc, 144A	7.500%	4/15/26	B1	104,427

1,550	Staples Inc, 144A	10.750%	4/15/27	B3	1,542,250
5,795	Total Specialty Retail				6,349,900

	Technology Hardware, Storage & Peripherals – 0.0%

250	NCR Corp, 144A	5.000%	10/01/28	BB–	263,750

	Tobacco – 0.3%

1,070	Altria Group Inc	4.500%	5/02/43	A3	1,224,189

510	BAT Capital Corp	2.259%	3/25/28	BBB+	529,174
1,580	Total Tobacco				1,753,363

	Trading Companies & Distributors – 0.4%

1,120	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	BBB	1,338,649

325	Beacon Roofing Supply Inc, 144A	4.500%	11/15/26	BB	340,437

460	Fortress Transportation and Infrastructure Investors LLC, 144A	6.750%	3/15/22	Ba3	461,150

200	WESCO Distribution Inc, 144A	7.125%	6/15/25	BB–	219,966
2,105	Total Trading Companies & Distributors				2,360,202

	Wireless Telecommunication Services – 0.9%

900	C&W Senior Financing DAC, 144A	6.875%	9/15/27	B+	970,983

1,000	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	1,131,470

1,040	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,107,600

200	Millicom International Cellular SA, 144A	4.500%	4/27/31	BB+	216,000

1,350	Telecom Italia SpA/Milano, 144A	5.303%	5/30/24	BB+	1,468,125

1,010	T-Mobile USA Inc, 144A	3.875%	4/15/30	BBB–	1,169,590
5,500	Total Wireless Telecommunication Services				6,063,768
$249,901	Total Corporate Bonds (cost $250,925,447)				272,615,252

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 31.2%

$1,886	AASET 2019-1 Trust, 144A	3.844%	5/15/39	BBB	$1,781,151

651	AASET 2020-1 Trust, 144A	4.335%	1/16/40	BBB	558,549

1,441	Adams Outdoor Advertising LP, 144A	4.810%	11/15/48	A	1,519,621

1,150	AIMCO CLO 10 Ltd, 144A, (3-Month LIBOR reference rate + 3.550% spread), (3)	3.766%	7/22/32	BBB–	1,151,004

1,150	AIMCO CLO Series 2017-A, 144A, (3-Month LIBOR reference rate + 3.680% spread), (3)	3.898%	7/20/29	Baa3	1,150,031

2,155	American Homes 4 Rent 2014-SFR2 Trust, 144A	3.786%	10/17/36	Aaa	2,323,619

265	AMSR 2019-SFR1 Trust, 144A	3.247%	1/19/39	Baa2	273,673

1,482	AMSR 2020-SFR1 Trust, 144A	2.419%	4/17/37	Aa3	1,521,463

1,000	Angel Oak Mortgage Trust 2019-5, 144A	3.957%	10/25/49	BB	1,003,838

1,000	Apidos CLO XXIX, 144A, (3-Month LIBOR reference rate + 1.550% spread), (3)	1.765%	7/25/30	AA	994,806

1,347	Applebee’s Funding LLC / IHOP Funding LLC, 144A	4.194%	6/07/49	BBB	1,328,203

2,100	Avis Budget Rental Car Funding AESOP LLC, 144A	4.150%	9/20/23	BBB	2,133,282

1,200	Banc of America Commercial Mortgage Trust 2015-UBS7	4.359%	9/15/48	A–	1,060,629

1,250	BANK 2019-BNK24	2.929%	11/15/62	AAA	1,391,947

218	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7	5.117%	2/11/41	Ba1	216,875

1,500	Benchmark 2020-B18 Mortgage Trust, 144A	4.139%	7/15/53	B–	1,508,978

1,000	Benchmark 2020-IG3 Mortgage Trust, 144A	3.654%	9/15/48	N/R	1,066,702

1,000	Bojangles Issuer LLC, 144A	3.832%	10/20/50	N/R	1,021,550

4,177	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 0.920% spread), (3)	1.079%	10/15/36	Aaa	4,184,698

949	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	1.409%	10/15/36	A3	946,916

949	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	1.959%	10/15/36	N/R	942,157

500	Cars Net Lease Mortgage Notes Series 2020-1, 144A	3.100%	12/15/50	A	499,700

1,250	Cars Net Lease Mortgage Notes Series 2020-1, 144A	4.690%	12/15/50	BBB	1,249,775

1,150	CARS-DB4 LP, 144A	4.520%	2/15/50	BBB	1,202,994

1,000	Cayuga Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 2.100% spread), (3)	2.332%	7/17/31	AA	1,001,146

705	CD 2016-CD1 Mortgage Trust	3.631%	8/10/49	A–	690,716

50	CF 2020-P1 Mortgage Trust, 144A	2.840%	4/15/25	N/R	51,871

750	CF 2020-P1 Mortgage Trust, 144A	10.010%	4/15/52	N/R	832,580

750	CF 2020-P1 Mortgage Trust, 144A	3.603%	4/15/52	N/R	756,751

1,432	CF Hippolyta LLC, 144A	2.280%	7/15/60	A–	1,453,722

716	CF Hippolyta LLC, 144A	2.600%	7/15/60	A–	722,626

384	CHL Mortgage Pass-Through Trust 2005-27	5.500%	12/25/35	N/R	361,129

700	CIFC Funding Ltd, 144A, (3-Month LIBOR reference rate + 2.200% spread), (3)	2.482%	8/24/32	AA	703,858

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,750		Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	AA–	$2,923,976

1,690		Citigroup Commercial Mortgage Trust 2015-GC29	4.151%	4/10/48	A–	1,728,186

325		Citigroup Commercial Mortgage Trust 2016-GC36	3.349%	2/10/49	Aaa	356,552

400		COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	Aaa	434,075

750		COMM 2014-LC17 Mortgage Trust	4.188%	10/10/47	AAA	826,819

1,615		COMM 2015-CCRE22 Mortgage Trust	4.106%	3/10/48	A–	1,706,117

1,000		COMM 2015-CCRE22 Mortgage Trust, 144A	3.000%	3/10/48	BB–	732,199

1,000		COMM 2015-CCRE24 Mortgage Trust	4.379%	8/10/48	AA–	1,101,368

2,260		COMM 2015-CCRE26 Mortgage Trust	4.480%	10/10/48	A–	2,391,810

826		Connecticut Avenue Securities Trust 2018-R07, 144A, (1-Month LIBOR reference rate + 2.400% spread), (3)	2.550%	4/25/31	B+	824,990

1,657		Connecticut Avenue Securities Trust 2019-R07, 144A, (1-Month LIBOR reference rate + 2.100% spread), (3)	2.248%	10/25/39	B	1,651,467

500		Connecticut Avenue Securities Trust 2020-R02, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	2.148%	1/25/40	B	496,477

492		Corevest American Finance 2020-1 Trust, 144A	1.832%	3/15/50	AAA	498,914

180		CPT 2019 Mortgage Trust, 144A	2.997%	11/13/39	N/R	176,022

53		Credit Suisse First Boston Mortgage Securities Corp	5.750%	9/25/33	AAA	54,044

1,402		DB Master Finance LLC, 144A	3.787%	5/20/49	BBB	1,436,942

653		DB Master Finance LLC, 144A	4.021%	5/20/49	BBB	687,515

3,570		Domino’s Pizza Master Issuer LLC, 144A	3.082%	7/25/47	BBB+	3,588,662

1,995		Driven Brands Funding LLC, 144A	3.786%	7/20/50	BBB–	2,074,760

1,000		Ellington Financial Mortgage Trust 2019-1, 144A	3.587%	6/25/59	BBB	1,004,720

714		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	2.348%	1/25/30	AAA	716,797

58		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.250% spread), (3)	2.398%	7/25/30	BB	58,026

40		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.550% spread), (3)	2.698%	12/25/30	B+	40,407

4,091		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (3)	3.148%	7/25/24	Aaa	3,970,349

260		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.250% spread), (3)	4.398%	4/25/29	Aaa	272,715

290		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.900% spread), (3)	6.048%	10/25/28	BBB	304,279

176		Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 6.950% spread), (3)	7.098%	8/25/28	A3	186,876

—	(16)	Fannie Mae Interest Strip, Series FNS 366 25, (I/O)	5.000%	9/25/24	Aaa	5

21,000		Fannie Mae TBA, (MDR), (WI/DD)	2.000%	TBA	Aaa	21,811,262

—	(16)	Fannie Mae Mortgage Pool FN AL1187	5.500%	7/01/24	N/R	376

28		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	Aaa	31,591

126		Fannie Mae Mortgage Pool FN 745324	6.000%	3/01/34	Aaa	138,890

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$188	Fannie Mae Mortgage Pool FN FM1138	6.500%	8/01/37	Aaa	$217,839

28	Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	Aaa	32,549

275	Fannie Mae Mortgage Pool FN FM1136	5.500%	3/01/39	Aaa	321,983

47	Fannie Mae Mortgage Pool FN FM1137	6.000%	9/01/39	Aaa	56,866

42	Fannie Mae Mortgage Pool FN FM1108	5.000%	11/01/44	Aaa	48,424

3,050	Fannie Mae Mortgage Pool FN AS7499	3.500%	7/01/46	N/R	3,334,685

610	Fannie Mae Mortgage Pool FN MA3228	3.000%	11/01/47	Aaa	628,662

1,027	Fannie Mae Mortgage Pool FN BM5839	3.500%	11/01/47	Aaa	1,122,289

1,697	Fannie Mae Mortgage Pool FN BM5126	3.500%	1/01/48	N/R	1,853,979

294	Fannie Mae Mortgage Pool FN CA3960	3.000%	8/01/49	Aaa	321,147

16	Fannie Mae Mortgage Pool FN 946228, (12-Month LIBOR reference rate + 1.531% spread), (3)	2.156%	9/01/37	N/R	15,779

1	Fannie Mae Mortgage Pool FN 905597, (12-Month LIBOR reference rate + 1.875% spread), (3)	3.875%	12/01/36	N/R	824

258	Fannie Mae REMICS Trust 2018-81, (I/O)	3.000%	11/25/48	Aaa	29,899

258	Fannie Mae REMICS Trust 2018-81	0.000%	11/25/48	N/R	236,306

355	Fannie Mae REMICS Trust 2013-98, (I/O), (1-Month LIBOR reference rate + 5.950% spread), (3)	5.802%	9/25/43	Aaa	80,513

187	Flagstar Mortgage Trust 2017-2, 144A	3.500%	10/25/47	Aaa	186,950

93	Flagstar Mortgage Trust 2017-2, 144A	4.109%	10/25/47	A3	97,829

2,357	Freddie Mac Gold Pool FG G60138	3.500%	8/01/45	Aaa	2,590,064

2,488	Freddie Mac Gold Pool FG G60238	3.500%	10/01/45	Aaa	2,720,201

1,822	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.805%	10/25/55	N/R	400,042

152	Freddie Mac STACR Remic Trust 2019-Hqa4, 144A, (1-Month LIBOR reference rate + 2.050% spread), (3)	2.198%	11/25/49	B+	151,292

40	Freddie Mac STACR Remic Trust 2020-DNA1, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	1.848%	12/25/49	BB–	39,699

1,015	Freddie Mac STACR Remic Trust 2020-DNA2, 144A, (1-Month LIBOR reference rate + 1.850% spread), (3)	1.998%	2/25/50	BB	1,008,771

925	Freddie Mac STACR Remic Trust 2020-HQA2, 144A, (1-Month LIBOR reference rate + 3.100% spread), (3)	3.248%	3/25/50	Ba2	931,360

785	Freddie Mac STACR Trust 2019-HQA2, 144A, (1-Month LIBOR reference rate + 2.050% spread), (3)	2.198%	4/25/49	B+	773,780

286	Freddie Mac Strips, Series FHS 326 350	3.500%	3/15/44	N/R	311,615

296	Freddie Mac Strips, Series FHS 327 S8, (I/O), (1-Month LIBOR reference rate + 5.920% spread), (3)	5.761%	3/15/44	N/R	58,057

138	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	4.006%	9/25/47	Ba3	138,622

231	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	4.481%	11/25/48	Aaa	230,648

21,000	Ginnie Mae II Pool (WI/DD)	2.500%	1/20/51	Aaa	22,226,378

100	GS Mortgage Securities Trust 2013-GC13	4.051%	7/10/46	Aaa	107,000

1,000	GS Mortgage Securities Trust 2016-GS4	3.811%	11/10/49	A–	948,841

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$225	GS Mortgage Securities Trust 2019-GC38	4.158%	2/10/52	AAA	$261,749

1,000	GS Mortgage Securities Trust 2019-GC40, 144A	3.550%	7/10/52	BBB–	994,147

1,000	GS Mortgage Securities Trust 2020-GSA2	2.012%	12/12/53	AAA	1,029,339

289	GS Mortgage-Backed Securities Corp Trust 2019-PJ1, 144A	4.000%	8/25/49	Aa1	296,278

47	GS Mortgage-Backed Securities Corp Trust 2019-PJ2, 144A	4.000%	11/25/49	Aaa	47,350

122	GS Mortgage-Backed Securities Corp Trust 2019-PJ2, 144A	4.000%	11/25/49	Aa1	123,117

1,500	Hardee’s Funding LLC, 144A	3.981%	12/20/50	BBB	1,537,605

1,078	Hilton Grand Vacations Trust 2019-A, 144A	2.840%	7/25/33	A–	1,094,657

2,345	Horizon Aircraft Finance II Ltd, 144A	3.721%	7/15/39	A	2,262,661

471	Horizon Aircraft Finance II Ltd, 144A	6.900%	7/15/39	B	283,760

966	Horizon Aircraft Finance III Ltd, 144A	3.425%	11/15/39	A	933,216

976	Horizon Aircraft Finance III Ltd, 144A	4.458%	11/15/39	BBB	836,866

500	Hudson Yards 2019-30HY Mortgage Trust, 144A	3.443%	7/10/39	BBB–	535,880

1,700	Hudson Yards, 144A	2.943%	12/10/41	N/R	1,558,255

863	Impac Secured Assets CMN Owner Trust	8.000%	10/25/30	CC	844,900

2,927	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	1.059%	6/17/37	Aaa	2,933,459

3,246	Invitation Homes 2018-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	1.153%	7/17/37	Aaa	3,246,501

77	Invitation Homes 2018-SFR4 Trust, 144A, (1-Month LIBOR reference rate + 1.100% spread), (3)	1.253%	1/17/38	Aaa	77,695

352	JP Morgan Alternative Loan Trust 2007-S1, (1-Month LIBOR reference rate + 0.280% spread), (3)	0.428%	4/25/47	AAA	341,773

335	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	Aaa	363,819

719	JP Morgan Mortgage Trust 2017-2, 144A	3.500%	5/25/47	Aaa	721,247

412	JP Morgan Mortgage Trust 2018-3, 144A	3.500%	9/25/48	AA+	421,743

133	JP Morgan Mortgage Trust 2018-4, 144A	3.500%	10/25/48	AA+	137,744

547	JP Morgan Mortgage Trust 2018-5, 144A	3.500%	10/25/48	AAA	567,094

941	JP Morgan Mortgage Trust 2018-6, 144A	3.925%	12/25/48	Ba1	952,475

35	JP Morgan Mortgage Trust 2018-8, 144A	4.000%	1/25/49	Aaa	35,236

493	JP Morgan Mortgage Trust 2019-1, 144A	4.000%	5/25/49	AAA	508,912

63	JP Morgan Mortgage Trust 2019-3, 144A	4.766%	9/25/49	Aa1	67,560

185	JP Morgan Mortgage Trust 2019-INV1, 144A, (1-Month LIBOR reference rate + 0.950% spread), (3)	1.098%	10/25/49	Aaa	185,022

245	JP Morgan Mortgage Trust 2020-1, 144A	3.888%	6/25/50	A3	259,867

175	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.997%	8/15/47	Aaa	191,928

1,600	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.554%	9/15/47	A–	1,481,034

1,500	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	Aaa	1,713,317

326	Lunar Aircraft 2020-1 Ltd, 144A	4.335%	2/15/45	BB	252,963

201	Lunar Aircraft 2020-1 Ltd, 144A	6.413%	2/15/45	B	89,339

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,582	MASTR Reperforming Loan Trust 2005-1, 144A	7.500%	8/25/34	N/R	$1,441,483

233	Morgan Stanley ABS Capital I Inc Trust 2004-HE6, (1-Month LIBOR reference rate + 0.825% spread), (3)	0.973%	8/25/34	BBB	229,697

1,000	MRCD Mortgage Trust, 144A	2.718%	12/15/36	N/R	982,855

1,603	MVW 2019-2 LLC, 144A	2.680%	10/20/38	BBB+	1,612,980

1,213	MVW Owner Trust 2019-1, 144A	3.330%	11/20/36	BBB+	1,234,911

1,000	Myers Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 1.600% spread), (3)	1.818%	10/20/30	AA	995,313

1,000	Natixis Commercial Mortgage Securities Trust 2019-1776, 144A	3.902%	10/15/36	Ba3	977,788

1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 3.500% spread), (3)	3.659%	7/15/36	N/R	1,433,130

1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (3)	4.409%	7/15/36	N/R	1,418,253

300	Navient Private Education Refi Loan Trust 2020-H, 144A	2.780%	1/15/69	N/R	305,333

1,000	Neuberger Berman Loan Advisers CLO 27 Ltd, 144A, (3-Month LIBOR reference rate + 1.400% spread), (3)	1.637%	1/15/30	AA	992,762

40	New Residential Mortgage Loan Trust 2017-1, 144A	4.000%	2/25/57	Aaa	43,635

1,792	New Residential Mortgage Loan Trust 2017-6, 144A	4.000%	8/27/57	Aaa	1,935,347

93	OBX 2018-1 Trust, 144A, (1-Month LIBOR reference rate + 0.650% spread), (3)	0.798%	6/25/57	AAA	92,418

1,000	Octagon Investment Partners 46 Ltd, 144A, (3-Month LIBOR reference rate + 2.200% spread), (3)	2.449%	7/15/33	AA	1,001,394

1,150	One Bryant Park Trust 2019-OBP, 144A	2.516%	9/15/54	Aaa	1,228,871

1,387	Pioneer Aircraft Finance Ltd, 144A	3.967%	6/15/44	A	1,317,620

51	RALI Series 2005-QS12 Trust	5.500%	8/25/35	Caa2	51,060

203	Sequoia Mortgage Trust 2012-4	3.500%	9/25/42	Aaa	206,403

96	Sequoia Mortgage Trust 2018-7, 144A	4.000%	9/25/48	Aaa	97,657

66	Sequoia Mortgage Trust 2018-8, 144A	4.000%	11/25/48	Aaa	67,120

96	Sequoia Mortgage Trust 2018-CH4, 144A	4.500%	10/25/48	Aaa	96,209

33	Sequoia Mortgage Trust 2019-2, 144A	4.000%	6/25/49	AAA	33,351

690	Sequoia Mortgage Trust 2020-3, 144A	3.000%	4/25/50	AAA	704,144

500	ServiceMaster Funding LLC, 144A	2.841%	10/30/51	BBB–	509,175

1,807	SERVPRO Master Issuer LLC, 144A	3.882%	10/25/49	BBB–	1,925,526

1,481	Sesac Finance LLC, 144A	5.216%	7/25/49	N/R	1,569,295

2,361	Settlement Fee Finance 2019-1 LLC, 144A	3.840%	11/01/49	N/R	2,342,090

435	Shellpoint Co-Originator Trust 2017-2, 144A	3.500%	10/25/47	Aaa	434,839

500	Sierra Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.250% spread), (3)	3.308%	12/28/22	N/R	507,150

620	Sierra Timeshare 2019-2 Receivables Funding LLC, 144A	4.540%	5/20/36	BB	618,011

1,116	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	1,097,931

730	Sierra Timeshare Conduit Receivables Funding LLC, 144A	3.200%	3/20/34	BBB	737,583

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$331	S-Jets 2017-1 Ltd, 144A			3.967%	8/15/42	BBB	$321,250

393	S-Jets 2017-1 Ltd, 144A			5.682%	8/15/42	BB	341,463

1,914	Sonic Capital LLC, 144A			3.845%	1/20/50	BBB	2,042,111

3,000	STACR Trust 2018-DNA2, 144A, (1-Month LIBOR reference rate + 2.150% spread), (3)			2.298%	12/25/30	B+	2,969,911

990	START Ireland, 144A			5.095%	3/15/44	BB	841,911

1,083	Start Ltd/Bermuda, 144A			4.089%	5/15/43	BBB+	1,053,210

1,785	Taco Bell Funding LLC, 144A			4.377%	5/25/46	BBB	1,795,355

735	Taco Bell Funding LLC, 144A			4.318%	11/25/48	BBB	745,503

1,440	Tesla Auto Lease Trust 2019-A, 144A			5.480%	5/22/23	Ba3	1,520,618

200	Tricon American Homes 2017-SFR1 Trust, 144A			4.011%	9/17/34	N/R	203,579

1,000	UBS-Barclays Commercial Mortgage Trust 2013-C5, 144A			3.649%	3/10/46	Aa3	1,002,514

192	Vericrest Opportunity Loan Trust 2019-NPL2, 144A			3.967%	2/25/49	N/R	192,353

150	Vericrest Opportunity Loan Trust 2019-NPL7, 144A			3.967%	10/25/49	N/R	149,808

324	Verus Securitization Trust 2018-3, 144A			4.108%	10/25/58	AAA	332,160

1,000	Verus Securitization Trust 2019-2, 144A			3.781%	5/25/59	BBB–	1,001,977

1,366	Vivint Solar Financing V LLC, 144A			7.370%	4/30/48	N/R	1,451,866

1,462	VR Funding LLC, 144A			2.790%	11/15/50	N/R	1,405,347

244	VR Funding LLC, 144A			6.420%	11/15/50	N/R	235,076

65	Wachovia Mortgage Loan Trust LLC Series 2005-B Trust			2.693%	10/20/35	Aaa	62,624

77	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust			5.978%	8/25/38	Aaa	80,230

2,207	Wendy’s Funding LLC, 144A			3.573%	3/15/48	BBB	2,274,806

2,630	WFRBS Commercial Mortgage Trust 2011-C3, 144A			5.335%	3/15/44	A1	2,588,667

350	WFRBS Commercial Mortgage Trust 2013-C14			3.337%	6/15/46	Aaa	369,880

550	WFRBS Commercial Mortgage Trust 2013-C18			4.862%	12/15/46	A–	528,682

1,500	Wingstop Funding LLC, 144A			2.841%	12/05/50	N/R	1,530,405
$209,979	Total Asset-Backed and Mortgage-Backed Securities (cost $209,533,666)						211,527,789

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 8.2% (5)

	Aerospace & Defense – 0.3%

$2,450	Transdigm, Inc., Term Loan E	2.397%	1-Month LIBOR	2.250%	5/30/25	Ba3	$2,407,064

	Airlines – 0.1%

100	Delta Air Lines, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/29/23	Baa2	101,241

175	Delta Air Lines SkyMiles, Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	181,891

350	United Air Lines, Inc., Term Loan B	6.250%	3-Month LIBOR	5.250%	6/20/27	Baa3	365,248
625	Total Airlines						648,380

	Auto Components – 0.2%

973	Johnson Controls Inc., Term Loan B	3.647%	1-Month LIBOR	3.500%	4/30/26	B1	971,264

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Auto Components (continued)

$450	Les Schwab Tire Centers, Term Loan B	4.250%	3-Month LIBOR	3.500%	11/02/27	B	$450,562
1,423	Total Auto Components						1,421,826

	Beverages – 0.0%

225	Arterra Wines Canada Inc, Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	226,477

	Building Products – 0.1%

985	Quikrete Holdings, Inc., Term Loan B	2.647%	1-Month LIBOR	2.500%	1/31/27	BB–	983,183

	Chemicals – 1.0%

2,456	Messer Industries GmbH, Term Loan	2.754%	3-Month LIBOR	2.500%	3/01/26	BB–	2,441,832

2,449	PolyOne Corp, Term Loan B5	1.897%	1-Month LIBOR	1.750%	1/30/26	BB+	2,444,475

1,945	PQ Corp, Term Loan B	2.464%	3-Month LIBOR	2.250%	2/07/27	BB–	1,935,380
6,850	Total Chemicals						6,821,687

	Commercial Services & Supplies – 1.2%

995	Amentum Government Services Holdings LLC, Term Loan B	3.647%	1-Month LIBOR	3.500%	1/31/27	B1	995,000

1,885	Filtration Group Corp, Term Loan, First Lien	3.147%	1-Month LIBOR	3.000%	3/28/25	B	1,870,708

250	GFL Environmental Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	250,676

1,488	Gopher Resource LLC, Term Loan, First Lien	4.250%	1-Month LIBOR	3.250%	1/28/25	B	1,478,984

1,469	Granite Acquisition Inc, Term Loan B	4.750%	3-Month LIBOR	3.750%	12/17/21	B+	1,476,128

1,470	Packers Holdings LLC, Term Loan B	4.000%	1-Month LIBOR	3.000%	12/04/24	B2	1,467,492

447	Prime Security Services Borrower, LLC, Term Loan B1	4.250%	1-Month LIBOR	3.250%	9/23/26	BB–	450,189

245	Prometric Holdings Inc, Term Loan, First Lien	4.000%	1-Month LIBOR	3.000%	1/29/25	B2	239,841
8,249	Total Commercial Services & Supplies						8,229,018

	Communications Equipment – 0.1%

750	Webcom Group Inc, Term Loan B	3.898%	1-Month LIBOR	3.750%	10/10/25	B+	740,936

	Containers & Packaging – 0.2%

247	Pregis TopCo Corp, Term Loan, First Lien	3.897%	1-Month LIBOR	3.750%	8/01/26	B2	246,881

95	Pregis TopCo Corp, Incremental Term Loan	5.000%	1-Month LIBOR	4.250%	8/01/26	B2	94,644

250	Reynolds Group Holdings, Inc., Term Loan B2	3.397%	1-Month LIBOR	3.250%	2/16/26	B+	248,563

319	Reynolds Group Holdings, Inc., Term Loan, First Lien	1.897%	1-Month LIBOR	1.750%	2/04/27	BB+	317,607

198	Tank Holding Corp, Term Loan	3.398%	3-Month LIBOR	3.250%	3/26/26	B–	194,229
1,109	Total Containers & Packaging						1,101,924

	Distributors – 0.1%

748	Spin Holdco Inc., Term Loan B1, First Lien	4.250%	3-Month LIBOR	3.250%	11/14/22	B2	745,376

	Diversified Telecommunication Services – 0.0%

312	Zayo Group LLC, Initial Dollar Term Loan	3.147%	1-Month LIBOR	3.000%	3/09/27	B1	310,579

	Energy Equipment & Services – 0.1%

561	ChampionX Holding Inc, Term Loan	6.000%	3-Month LIBOR	5.000%	6/03/27	BBB–	570,436

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Food & Staples Retailing – 0.1%

$200	Chobani LLC, Term Loan	4.500%	1-Month LIBOR	3.500%	10/23/27	B–	$199,600

250	GOBP Holdings Inc, Term Loan B	2.898%	1-Month LIBOR	2.750%	10/22/25	B1	250,469
450	Total Food & Staples Retailing						450,069

	Food Products – 0.3%

1,762	Hostess Brands LLC, Term Loan	3.000%	3-Month LIBOR	2.250%	8/03/25	BB–	1,755,527

	Health Care Providers & Services – 0.9%

1,542	Kindred at Home Hospice, Term Loan B, First Lien	3.438%	1-Month LIBOR	3.250%	7/02/25	B1	1,538,228

653	Lifepoint Health, Inc., New Term Loan B	3.897%	1-Month LIBOR	3.750%	11/16/25	B1	652,619

2,198	Pharmaceutical Product Development, Inc., Term Loan B	3.500%	1-Month LIBOR	2.500%	8/18/22	Ba2	2,199,999

1,483	Select Medical Corporation, Term Loan B	2.530%	3-Month LIBOR	2.250%	3/06/25	Ba2	1,474,117
5,876	Total Health Care Providers & Services						5,864,963

	Health Care Technology – 0.2%

1,186	Emdeon, Inc., Term Loan	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	1,182,796

	Hotels, Restaurants & Leisure – 0.2%

299	Caesars Resort Collection, Term Loan	4.647%	1-Month LIBOR	4.500%	7/20/25	B+	300,232

500	IRB Holding Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	501,485

494	Scientific Games Corp., Initial Term Loan B5	2.897%	1-Month LIBOR	2.750%	8/14/24	B+	483,473
1,293	Total Hotels, Restaurants & Leisure						1,285,190

	Household Durables – 0.0%

300	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	300,788

	Insurance – 0.4%

992	AssuredPartners Inc, Incremental Term Loan B	5.500%	1-Month LIBOR	4.500%	2/13/27	B1	996,227

495	Hub International Holdings, Inc., Incremental Term Loan B	5.000%	3-Month LIBOR	4.000%	4/25/25	B	497,190

455	OneDigital Borrower LLC, Term Loan	5.250%	3-Month LIBOR	4.500%	10/29/27	N/R	456,785

45	OneDigital Borrower LLC, Delayed Draw Term Loan (12)	5.250%	3-Month LIBOR	4.500%	10/29/27	N/R	45,090

495	USI Holdings Corporation, NewTerm Loan	3.254%	3-Month LIBOR	3.000%	5/16/24	B	488,647
2,482	Total Insurance						2,483,939

	Internet & Direct Marketing Retail – 0.1%

475	1-800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	476,226

	IT Services – 0.3%

1,770	NeuStar Inc, Term Loan B5	5.500%	3-Month LIBOR	4.500%	8/08/24	B+	1,725,792

	Life Sciences Tools & Services – 0.0%

325	Avantor Funding, Inc., Incremental Dollar Term Loan B4	3.500%	1-Month LIBOR	2.500%	11/06/27	BB+	326,017

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Machinery – 0.1%

$424	Thyssenkrupp Elevator, Term Loan B	4.570%	6-Month LIBOR	4.250%	7/31/27	B1	$427,721

	Media – 0.1%

299	Banijay Group, Term Loan	3.903%	1-Month LIBOR	3.750%	3/01/25	B1	296,133

175	Cablevision Lightpath LLC, Term Loan B	3.750%	3-Month LIBOR	3.250%	12/01/27	B+	174,919
474	Total Media						471,052

	Metals & Mining – 0.1%

485	Zekelman Industries Inc, Term Loan	2.143%	1-Month LIBOR	2.000%	1/24/27	BB	482,475

	Oil, Gas & Consumable Fuels – 0.0%

248	Delek US Holdings Inc., Incremental Term Loan B	6.500%	1-Month LIBOR	5.500%	3/30/25	BB+	246,731

	Paper & Forest Products – 0.1%

873	Asplundh, Term Loan B	2.647%	1-Month LIBOR	2.500%	9/04/27	BBB–	876,906

	Pharmaceuticals – 0.3%

1,473	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	1,454,885

762	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.148%	1-Month LIBOR	3.000%	6/02/25	BB	759,622
2,235	Total Pharmaceuticals						2,214,507

	Professional Services – 0.4%

1,687	Dun & Bradstreet Corp.,Term Loan, First Lien	3.898%	1-Month LIBOR	3.750%	2/08/26	BB+	1,691,232

831	Nielsen Finance LLC, Term Loan B5	4.750%	1-Month LIBOR	3.750%	6/04/25	BBB–	838,439
2,518	Total Professional Services						2,529,671

	Road & Rail – 0.0%

245	PODS LLC, Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	12/06/24	B+	245,924

	Semiconductors & Semiconductor Equipment – 0.2%

500	Lumileds, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	CCC	290,053

941	Ultra Clean Holdings Inc, Term Loan B	4.647%	1-Month LIBOR	4.500%	8/27/25	B+	937,617
1,441	Total Semiconductors & Semiconductor Equipment						1,227,670

	Software – 0.1%

322	Thomson Reuters IP & S, Term Loan B	3.147%	1-Month LIBOR	3.000%	10/31/26	B	320,778

124	Ultimate Software, Incremental Term Loan	4.750%	3-Month LIBOR	4.000%	5/03/26	B1	125,531
446	Total Software						446,309

	Specialty Retail – 0.3%

491	PetSmart Inc, Non-Consenting Term Loan B	3.236%	3-Month LIBOR	3.000%	3/11/22	B1	485,183

1,970	Staples Inc, Term Loan	5.214%	3-Month LIBOR	5.000%	4/12/26	B	1,913,579
2,461	Total Specialty Retail						2,398,762

	Technology Hardware, Storage & Peripherals – 0.3%

490	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	490,893

1,646	Western Digital, Term Loan B	1.897%	1-Month LIBOR	1.750%	4/29/23	BBB–	1,646,296
2,136	Total Technology Hardware, Storage & Peripherals						2,137,189

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Textiles, Apparel & Luxury Goods – 0.2%

$1,375	Samsonite IP Holdings Sarl, Term Loan B	1.897%	1-Month LIBOR	1.750%	4/25/25	Ba2	$1,352,413

	Trading Companies & Distributors – 0.1%

434	Univar, Inc., Term Loan B	2.397%	1-Month LIBOR	2.250%	7/01/24	BB+	433,073
$56,001	Total Variable Rate Senior Loan Interests (cost $55,058,259)						55,548,596

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.3%

	Automobiles – 0.4%

$340	General Motors Financial Co Inc			5.700%	N/A (10)	BB+	$374,850

2,470	General Motors Financial Co Inc			5.750%	N/A (10)	BB+	2,568,800
2,810	Total Automobiles						2,943,650

	Banks – 3.7%

1,195	Bank of America Corp			6.300%	N/A (10)	BBB	1,395,163

2,530	Bank of America Corp			6.100%	N/A (10)	BBB	2,866,616

3,000	Citigroup Inc			5.000%	N/A (10)	BBB–	3,118,125

1,000	Citigroup Inc			6.300%	N/A (10)	BBB–	1,084,000

2,000	CoBank ACB			6.250%	N/A (10)	BBB+	2,185,000

1,760	Fifth Third Bancorp			4.500%	N/A (10)	Baa3	1,871,760

750	Huntington Bancshares Inc/OH			5.625%	N/A (10)	Baa3	875,625

3,855	JPMorgan Chase & Co			5.000%	N/A (10)	BBB+	4,055,578

2,797	KeyCorp			5.000%	N/A (10)	Baa3	3,031,948

1,000	M&T Bank Corp			5.125%	N/A (10)	Baa2	1,086,250

3,000	Truist Financial Corp			4.800%	N/A (10)	Baa2	3,160,500

500	Wells Fargo & Co			5.875%	N/A (10)	Baa2	566,875
23,387	Total Banks						25,297,440

	Capital Markets – 0.9%

315	Bank of New York Mellon Corp			4.700%	N/A (10)	Baa1	347,382

1,325	Charles Schwab Corp			5.375%	N/A (10)	BBB	1,475,719

3,840	Goldman Sachs Group Inc, (4)			5.500%	N/A (10)	BBB–	4,185,600
5,480	Total Capital Markets						6,008,701

	Consumer Finance – 0.2%

1,500	Discover Financial Services			6.125%	N/A (10)	Ba2	1,691,250

	Diversified Financial Services – 0.3%

1,710	Voya Financial Inc			6.125%	N/A (10)	BBB–	1,808,325

	Electric Utilities – 0.3%

2,000	Southern Co			4.000%	1/15/51	BBB	2,118,150

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.4%

$2,780	Land O’ Lakes Inc, 144A	8.000%	N/A (10)	BB	$2,842,550

	Insurance – 0.3%

1,820	MetLife Inc	3.850%	N/A (10)	BBB	1,920,100

	Multi-Utilities – 0.3%

150	CMS Energy Corp	4.750%	6/01/50	Baa2	168,895

1,500	Sempra Energy	4.875%	N/A (10)	BBB–	1,603,125
1,650	Total Multi-Utilities				1,772,020

	Oil, Gas & Consumable Fuels – 0.1%

465	Enbridge Inc	5.750%	7/15/80	BBB–	523,252

	Wireless Telecommunication Services – 0.4%

800	Network i2i Ltd, 144A	5.650%	N/A (10)	BB	850,400

1,500	Vodafone Group PLC	7.000%	4/04/79	BB+	1,866,712
2,300	Total Wireless Telecommunication Services				2,717,112
$45,902	Total $1,000 Par (or similar) Institutional Preferred (cost $45,879,194)				49,642,550

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 3.5% (7)

	Banks – 2.8%

$1,030	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (10)	Baa2	$1,202,164

600	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (10)	Ba2	639,372

980	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%	N/A (10)	Ba2	1,060,850

675	Bancolombia SA	4.625%	12/18/29	BB	708,757

750	Bangkok Bank PCL/Hong Kong, 144A	5.000%	N/A (10)	Ba1	784,163

1,725	Barclays PLC	6.125%	N/A (10)	BBB–	1,858,687

2,500	BNP Paribas SA, 144A	6.625%	N/A (10)	BBB	2,728,125

2,000	Credit Agricole SA, 144A	8.125%	N/A (10)	BBB	2,430,000

595	Intesa Sanpaolo SpA, 144A	7.700%	N/A (10)	BB–	675,325

1,500	Lloyds Banking Group PLC	7.500%	N/A (10)	Baa3	1,691,670

2,000	Macquarie Bank Ltd/London, 144A	6.125%	N/A (10)	BB+	2,140,000

2,000	Natwest Group PLC	8.000%	N/A (10)	BBB–	2,330,000

950	UniCredit SpA, Reg S	8.000%	N/A (10)	B+	1,026,903
17,305	Total Banks				19,276,016

	Capital Markets – 0.7%

2,000	Credit Suisse Group AG, 144A	6.375%	N/A (10)	BB+	2,227,500

1,330	Credit Suisse Group AG, 144A	5.250%	N/A (10)	BB+	1,406,475

1,000	UBS Group AG, 144A	7.000%	N/A (10)	BBB	1,096,250
4,330	Total Capital Markets				4,730,225
$21,635	Total Contingent Capital Securities (cost $22,081,664)				24,006,241

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 3.4%

	Bermuda – 0.2%

$850	Bermuda Government International Bond, 144A	3.717%	1/25/27	A+	$949,883

230	Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	280,025

200	Bermuda Government International Bond, 144A	2.375%	8/20/30	A+	209,750
1,280	Total Bermuda				1,439,658

	Colombia – 0.1%

850	Colombia Government International Bond	5.000%	6/15/45	Baa2	1,037,000

	Cote d’Ivoire – 0.1%

403	Ivory Coast Government International Bond, 144A	0.058%	12/31/32	B+	406,066

	Dominican Republic – 0.3%

1,000	Dominican Republic International Bond, 144A	6.875%	1/29/26	BB–	1,206,250

12,000	Dominican Republic International Bond, 144A	9.750%	6/05/26	BB–	221,047

600	Dominican Republic International Bond, 144A	4.875%	9/23/32	BB–	663,750
13,600	Total Dominican Republic				2,091,047

	Egypt – 0.7%

3,175	Egypt Government International Bond, 144A	5.577%	2/21/23	B+	3,349,625

1,225	Egypt Government International Bond, 144A	7.053%	1/15/32	B+	1,331,269
4,400	Total Egypt				4,680,894

	Ghana – 0.3%

2,200	Ghana Government International Bond, 144A	8.125%	3/26/32	B	2,324,019

	Guatemala – 0.1%

425	Guatemala Government Bond, 144A	4.900%	6/01/30	Ba1	496,188

	Indonesia – 0.2%

250	Indonesia Government International Bond, 144A	4.625%	4/15/43	BBB	301,073

850	Perusahaan Penerbit SBSN Indonesia III, 144A	4.400%	3/01/28	BBB	994,933
1,100	Total Indonesia				1,296,006

	Israel – 0.1%

325	State of Israel, Reg S	3.800%	5/13/60	AA–	388,192

	Kazakhstan – 0.2%

850	Kazakhstan Government International Bond, 144A	4.875%	10/14/44	BBB	1,151,444

	Kenya – 0.2%

1,000	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	1,101,250

	Mexico – 0.1%

850	Mexico Government International Bond	3.750%	1/11/28	Baa1	955,026

	Morocco – 0.1%

850	Morocco Government International Bond, 144A	5.500%	12/11/42	BBB–	1,060,108

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oman – 0.1%

$500	Oman Government International Bond, 144A	6.750%	10/28/27	Ba3	$541,650

	Qatar – 0.2%

850	Qatar Government International Bond, 144A	4.817%	3/14/49	AA–	1,159,723

	Romania – 0.0%

274	Romanian Government International Bond, 144A	4.375%	8/22/23	BBB–	298,660

	Serbia – 0.1%

600	Serbia International Bond, 144A	2.125%	12/01/30	BB+	592,980

	South Africa – 0.1%

1,000	South Africa Government International Bond	0.054%	7/24/44	Ba2	979,502

	Uruguay – 0.0%

250	Uruguay Government International Bond	4.125%	11/20/45	BBB	311,250

	Uzbekistan – 0.2%

500	Republic of Uzbekistan Bond, 144A	5.375%	2/20/29	BB–	581,020

450	Republic of Uzbekistan Bond, 144A	3.700%	11/25/30	BB–	473,805
950	Total Uzbekistan				1,054,825
$32,557	Total Sovereign Debt (cost $21,300,348)				23,365,488

Principal Amount (000)	Description (1)		Optional Call Provisions (8)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.4%

	Massachusetts – 0.2%

1,300	Massachusetts Water Resources Authority, General Revenue Bonds, Green Series 2019F, 2.553%, 8/01/32		8/29 at 100.00	AA+	1,412,060

	New York – 0.5%

2,540	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2020A, 2.512%, 7/01/33		No Opt. Call	Aa3	2,632,482

870	New York Transportation Development Corporation, New York, Lease Revenue Bonds, Fuller Road Management Corporation—Nanotechnology Facilities Project, Refunding Series 2020, 4.248%, 9/01/35		No Opt. Call	A+	965,543
3,410	Total New York				3,598,025

	Ohio – 0.4%

	Cleveland, Ohio, Airport System Revenue Bonds, Taxable Series 2019A:

1,000	2.492%, 1/01/25		No Opt. Call	A2	1,036,470

1,500	2.832%, 1/01/30		No Opt. Call	A2	1,543,470
2,500	Total Ohio				2,579,940

	Texas – 0.3%

1,615	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Taxable Refunding Subordinate Lien Series 2020B Tela Supported, 3.236%, 10/01/52		4/30 at 100.00	Aa1	1,690,340
$8,825	Total Municipal Bonds (cost $8,825,000)				9,280,365

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.9%

	Banks – 0.1%

$35,700	Bank of America Corp, (4), (9)	4.375%		BBB	$947,835

	Diversified Financial Services – 0.3%

14,600	AgriBank FCB, (11)	6.875%		BBB+	1,649,800

	Insurance – 0.5%

49,000	Assurant Inc, (9)	5.250%		BB+	1,340,640

70,000	Enstar Group Ltd	7.000%		BB+	1,976,800
	Total Insurance				3,317,440
	Total $25 Par (or similar) Retail Preferred (cost $5,327,500)				5,915,075

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.7%

$5,000	U.S. Treasury Bond	1.125%	8/15/40	Aaa	$4,725,781
$5,000	Total U.S. Government and Agency Obligations (cost $4,878,525)				4,725,781

Shares	Description (1)				Value

	COMMON STOCKS – 0.2%

	Oil, Gas & Consumable Fuels – 0.2%

47,599	Denbury Inc, (9)				1,222,818
	Total Common Stocks (cost $1,534,511)				1,222,818
	Total Long-Term Investments (cost $625,344,114)				657,849,955

Shares	Description (1)		Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.5%

	Money Market Funds – 0.5%

3,344,347	State Street Navigator Securities Lending Government Money Market Portfolio, (13)		0.080% (14)		$3,344,347
	Total Investments Purchased with Collateral from Securities Lending (cost $3,344,347)				3,344,347

Principal Amount (000)	Description (1)		Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 8.3%

	REPURCHASE AGREEMENTS – 8.3%

$56,629	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $56,629,275, collateralized by $57,760,300, U.S. Treasury Notes, 0.125%, due 7/15/23, value $57,761,862		0.000%	1/04/21	$56,629,275
	Total Short-Term Investments (cost $56,629,275)				56,629,275
	Total Investments (cost $685,317,736) – 105.7%				717,823,577
	Other Assets Less Liabilities – (5.7)% (15)				(38,698,049)
	Net Assets – 100%				$679,125,528

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(217)	3/21	$(27,312,554)	$(27,377,602)	$(65,048)	$(10,172)
U.S. Treasury Long Bond	Long	68	3/21	11,890,081	11,776,750	(113,331)	23,375
U.S. Treasury Ultra 10-Year Note	Short	(112)	3/21	(17,580,898)	(17,512,250)	68,647	(24,500)
U.S. Treasury Ultra Bond	Long	51	3/21	11,047,455	10,891,688	(155,767)	38,250
Total				$(21,955,916)	$(22,221,414)	$(265,499)	$26,953
Total receivable for variation margin on futures contracts							$61,625
Total payable for variation margin on futures contracts							$(34,672)
*	The aggregate notional amount of long and short-positions is $22,937,536 and $(44,893,452), respectively.

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2020

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,228,959.

(5)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Perpetual security. Maturity date is not applicable.

(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(12)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(13)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(14)	The rate shown is the one-day yield as of the end of the reporting period.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	Principal Amount (000) rounds to less than $1,000.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2020

(Unaudited)

	Credit Income	Strategic Income

Assets

Long-term investments, at value (cost $197,319,337 and $625,344,114, respectively)(1)	$205,277,875	$657,849,955

Investment purchased with collateral from securities lending, at value (cost approximates value)	1,749,651	3,344,347

Short-term investments, at value (cost approximates value)	6,283,579	56,629,275

Cash	423,250	44,522

Cash collateral at brokers for investments in futures contracts(2)	—	484,953

Receivable for:

Dividends	10,750	25,094

Interest	2,429,959	4,953,932

Investments sold	4,468,654	3,434,727

Reclaims	1,442	1,082

Shares sold	383,565	4,147,011

Variation margin on futures contracts	—	61,625

Other assets	74,034	111,172

Total assets	221,102,759	731,087,695

Liabilities

Payable for:

Collateral from securities lending program	1,749,651	3,344,347

Dividends	34,920	492,711

Investments purchased – regular settlement	405,250	1,373,402

Investments purchased – when issued/delayed-delivery settlement	6,759,382	44,683,750

Shares redeemed	767,115	1,238,775

Unfunded senior loans	44,922	44,922

Variation margin on futures contracts	—	34,672

Accrued expenses:

Management fees	50,067	229,662

Directors fees	37,918	57,192

12b-1 distribution and service fees	35,224	59,167

Other	181,986	403,567

Total liabilities	10,066,435	51,962,167

Net assets	$211,036,324	$679,125,528

(1)	Includes securities loaned of $1,690,209 and $3,228,959 for Credit Income and Strategic Income, respectively.

(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

	Credit Income	Strategic Income

Class A Shares

Net assets	$86,770,508	$128,141,393

Shares outstanding	11,863,915	11,378,218

Net asset value (“NAV”) per share	$7.31	$11.26

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 4.25%, respectively, of offering price)	$7.67	$11.76

Class C Shares

Net assets	$19,627,552	$36,928,789

Shares outstanding	2,686,953	3,295,950

NAV and offering price per share	$7.30	$11.20

Class R3 Shares

Net assets	$226,784	$2,543,705

Shares outstanding	30,333	225,115

NAV and offering price per share	$7.48	$11.30

Class R6 Shares

Net assets	$—	$76,933,581

Shares outstanding	—	6,802,496

NAV and offering price per share	$—	$11.31

Class I Shares

Net assets	$104,411,480	$434,578,060

Shares outstanding	14,227,599	38,574,618

NAV and offering price per share	$7.34	$11.27

Fund level net assets consist of:

Capital paid-in	$339,447,241	$693,511,586

Total distributable earnings	(128,410,917)	(14,386,058)

Fund level net assets	$211,036,324	$679,125,528

Authorized shares – per class	2 billion	2 billion

Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended December 31, 2020

(Unaudited)

	Credit Income	Strategic Income

Investment Income

Dividend	$407,179	$121,828

Interest	5,143,642	12,540,929

Securities lending income	3,503	2,554

Total investment income	5,554,324	12,665,311

Expenses

Management fees	580,040	1,721,737

12b-1 service fees – Class A Shares	104,532	146,694

12b-1 distribution and service fees – Class C Shares	106,376	181,420

12b-1 distribution and service fees – Class R3 Shares	620	7,519

Shareholder servicing agent fees	40,408	226,049

Custodian fees	41,937	100,751

Trustees fees	2,760	9,427

Professional fees	134,021	64,590

Shareholder reporting expenses	61,472	53,941

Federal and state registration fees	45,601	59,442

Other	13,420	10,900

Total expenses before fee waiver/expense reimbursement	1,131,187	2,582,470

Fee waiver/expense reimbursement	(189,162)	(387,748)

Net expenses	942,025	2,194,722

Net investment income (loss)	4,612,299	10,470,589

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	2,412,502	1,219,643

Futures contracts	—	(81,277)

Swaps	—	(20,556)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	14,038,354	32,426,392

Futures contracts	—	(155,691)

Net realized and unrealized gain (loss)	16,450,856	33,388,511

Net increase (decrease) in net assets from operations	$21,063,155	$43,859,100

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Credit Income		Strategic Income
	Six Months Ended 12/31/20	Year Ended 6/30/20	Six Months Ended 12/31/20	Year Ended 6/30/20

Operations

Net investment income (loss)	$4,612,299	$12,182,610	$10,470,589	$22,645,297

Net realized gain (loss) from:

Investments and foreign currency	2,412,502	(11,937,543)	1,219,643	7,520,443

Forward foreign currency contracts	—	—	—	(25,415)

Futures contracts	—	—	(81,277)	6,619,928

Swaps	—	121,582	(20,556)	394,660

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	14,038,354	(7,715,002)	32,426,392	(14,138,360)

Futures contracts	—	—	(155,691)	(893,413)

Swaps	—	(25,642)	—	242,818

Net increase (decrease) in net assets from operations	21,063,155	(7,373,995)	43,859,100	22,365,958

Distributions to Shareholders

Dividends:

Class A Shares	(1,906,256)	(5,570,100)	(1,901,272)	(4,779,380)

Class C Shares	(411,747)	(1,254,480)	(456,880)	(1,125,729)

Class R3 Shares	(5,342)	(13,351)	(45,301)	(97,693)

Class R6 Shares	—	—	(1,175,610)	(2,494,336)

Class I Shares	(2,133,594)	(4,571,241)	(7,244,787)	(15,555,242)

Return of capital:

Class A Shares	—	(439,476)	—	—

Class C Shares	—	(116,299)	—	—

Class R3 Shares	—	(1,106)	—	—

Class R6 Shares	—	—	—	—

Class I Shares	—	(345,576)	—	—

Decrease in net assets from distributions to shareholders	(4,456,939)	(12,311,629)	(10,823,850)	(24,052,380)

Fund Share Transactions

Proceeds from sale of shares	108,743,652	200,974,291	146,434,160	277,348,570

Proceeds from shares issued to shareholders due to reinvestment of distributions	4,160,803	11,152,874	7,648,914	16,172,786

	112,904,455	212,127,165	154,083,074	293,521,356

Cost of shares redeemed	(104,601,092)	(295,499,711)	(104,798,181)	(277,115,029)

Net increase (decrease) in net assets from Fund share transactions	8,303,363	(83,372,546)	49,284,893	16,406,327

Net increase (decrease) in net assets	24,909,579	(103,058,170)	82,320,143	14,719,905

Net assets at the beginning of period	186,126,745	289,184,915	596,805,385	582,085,480

Net assets at the end of period	$211,036,324	$186,126,745	$679,125,528	$596,805,385

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Credit Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (8/01)

2021(e)	$6.69	$0.17	$0.61	$0.78	$(0.16)	$—	$—	$(0.16)	$7.31

2020	7.44	0.38	(0.75)	(0.37)	(0.35)	—	(0.03)	(0.38)	6.69

2019	7.51	0.46	(0.04)	0.42	(0.49)	—	—	(0.49)	7.44

2018	7.80	0.52	(0.28)	0.24	(0.53)	—	—	(0.53)	7.51

2017	7.22	0.54	0.57	1.11	(0.53)	—	—	(0.53)	7.80

2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	—	(0.53)	7.22

Class C (8/01)

2021(e)	6.69	0.14	0.61	0.75	(0.14)	—	—	(0.14)	7.30

2020	7.43	0.33	(0.74)	(0.41)	(0.30)	—	(0.03)	(0.33)	6.69

2019	7.50	0.40	(0.04)	0.36	(0.43)	—	—	(0.43)	7.43

2018	7.79	0.46	(0.28)	0.18	(0.47)	—	—	(0.47)	7.50

2017	7.21	0.49	0.57	1.06	(0.48)	—	—	(0.48)	7.79

2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	—	(0.47)	7.21

Class R3 (9/01)

2021(e)	6.84	0.16	0.64	0.80	(0.16)	—	—	(0.16)	7.48

2020	7.60	0.37	(0.76)	(0.39)	(0.34)	—	(0.03)	(0.37)	6.84

2019	7.67	0.45	(0.04)	0.41	(0.48)	—	—	(0.48)	7.60

2018	7.96	0.52	(0.29)	0.23	(0.52)	—	—	(0.52)	7.67

2017	7.37	0.54	0.58	1.12	(0.53)	—	—	(0.53)	7.96

2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	—	(0.52)	7.37

Class I (8/01)

2021(e)	6.71	0.18	0.62	0.80	(0.17)	—	—	(0.17)	7.34

2020	7.47	0.40	(0.76)	(0.36)	(0.37)	—	(0.03)	(0.40)	6.71

2019	7.54	0.48	(0.04)	0.44	(0.51)	—	—	(0.51)	7.47

2018	7.82	0.54	(0.27)	0.27	(0.55)	—	—	(0.55)	7.54

2017	7.24	0.56	0.57	1.13	(0.55)	—	—	(0.55)	7.82

2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	—	(0.55)	7.24

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

11.80%	$86,771	1.19	%*	4.52	%*	1.00	%*	4.72	%*	104%

(5.15)	82,545	1.12		5.19		1.00		5.31		80

5.86	151,673	1.01		6.17		1.00		6.19		113

3.16	126,376	1.04		6.66		1.00		6.70		126

15.75	136,977	1.01		7.03		1.01		7.03		155

5.48	114,537	1.03		7.99		1.03		7.99		91

11.26	19,628	1.94	*	3.79	*	1.75	*	3.98	*	104

(5.75)	22,612	1.87		4.46		1.75		4.58		80

5.04	35,655	1.77		5.44		1.75		5.46		113

2.37	41,121	1.80		5.96		1.75		6.00		126

14.93	47,698	1.76		6.32		1.76		6.32		155

(6.27)	41,663	1.79		7.26		1.79		7.26		91

11.74	227	1.44	*	4.28	*	1.25	*	4.47	*	104

(5.33)	242	1.37		4.97		1.25		5.09		80

5.56	298	1.27		5.95		1.26		5.96		113

2.94	473	1.30		6.48		1.25		6.52		126

15.46	756	1.26		6.80		1.26		6.81		155

(5.76)	834	1.29		7.78		1.29		7.78		91

12.06	104,411	0.94	*	4.73	*	0.75	*	4.92	*	104

(5.03)	80,728	0.86		5.36		0.75		5.47		80

6.10	101,560	0.76		6.44		0.75		6.45		113

3.52	139,777	0.79		6.91		0.75		6.95		126

15.97	200,310	0.75		7.31		0.76		7.31		155

(5.21)	208,009	0.78		8.12		0.78		8.12		91

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information. For the period October 31, 2014 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended December 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (2/00)

2021(e)	$10.69	$0.17	$0.58	$0.75	$(0.18)	$—	$—	$(0.18)	$11.26

2020	10.60	0.36	0.12	0.48	(0.39)	—	—	(0.39)	10.69

2019	10.17	0.40	0.38	0.78	(0.35)	—	—	(0.35)	10.60

2018	10.65	0.36	(0.43)	(0.07)	(0.21)	—	(0.20)	(0.41)	10.17

2017	10.52	0.44	0.22	0.66	(0.29)	—	(0.24)	(0.53)	10.65

2016	10.97	0.50	(0.42)	0.08	(0.53)	—	—	(0.53)	10.52

Class C (2/00)

2021(e)	10.64	0.13	0.57	0.70	(0.14)	—	—	(0.14)	11.20

2020	10.55	0.28	0.12	0.40	(0.31)	—	—	(0.31)	10.64

2019	10.12	0.32	0.39	0.71	(0.28)	—	—	(0.28)	10.55

2018	10.59	0.28	(0.42)	(0.14)	(0.13)	—	(0.20)	(0.33)	10.12

2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59

2016	10.90	0.42	(0.41)	0.01	(0.45)	—	—	(0.45)	10.46

Class R3 (9/01)

2021(e)	10.73	0.16	0.58	0.74	(0.17)	—	—	(0.17)	11.30

2020	10.64	0.33	0.13	0.46	(0.37)	—	—	(0.37)	10.73

2019	10.21	0.37	0.39	0.76	(0.33)	—	—	(0.33)	10.64

2018	10.69	0.33	(0.42)	(0.09)	(0.19)	—	(0.20)	(0.39)	10.21

2017	10.56	0.41	0.23	0.64	(0.27)	—	(0.24)	(0.51)	10.69

2016	11.01	0.48	(0.42)	0.06	(0.51)	—	—	(0.51)	10.56

Class R6 (1/15)

2021(e)	10.73	0.19	0.59	0.78	(0.20)	—	—	(0.20)	11.31

2020	10.64	0.40	0.12	0.52	(0.43)	—	—	(0.43)	10.73

2019	10.20	0.44	0.38	0.82	(0.38)	—	—	(0.38)	10.64

2018	10.67	0.39	(0.42)	(0.03)	(0.24)	—	(0.20)	(0.44)	10.20

2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67

2016	10.96	0.53	(0.41)	0.12	(0.56)	—	—	(0.56)	10.52

Class I (2/00)

2021(e)	10.69	0.19	0.58	0.77	(0.19)	—	—	(0.19)	11.27

2020	10.60	0.39	0.12	0.51	(0.42)	—	—	(0.42)	10.69

2019	10.17	0.42	0.39	0.81	(0.38)	—	—	(0.38)	10.60

2018	10.65	0.38	(0.42)	(0.04)	(0.24)	—	(0.20)	(0.44)	10.17

2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65

2016	10.96	0.53	(0.42)	0.11	(0.56)	—	—	(0.56)	10.51

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.07%	$128,141	0.96	%*	2.99	%*	0.84	%*	3.11	%*	47%

4.63	101,886	0.97		3.28		0.84		3.42		62

7.89	87,084	0.96		3.79		0.84		3.90		54

(0.70)	106,805	0.93		3.31		0.83		3.41		124

6.43	137,072	0.93		4.02		0.83		4.12		135

0.94	187,052	0.92		4.71		0.83		4.80		56

6.60	36,929	1.71	*	2.25	*	1.59	*	2.37	*	47

3.84	37,285	1.72		2.58		1.59		2.71		62

7.11	42,024	1.71		3.03		1.59		3.15		54

(1.40)	59,612	1.68		2.56		1.58		2.66		124

5.63	76,513	1.68		3.25		1.58		3.35		135

0.20	89,173	1.67		3.97		1.58		4.06		56

6.92	2,544	1.21	*	2.75	*	1.09	*	2.87	*	47

4.38	3,033	1.22		3.09		1.09		3.22		62

7.61	2,792	1.20		3.52		1.09		3.64		54

(0.92)	5,869	1.18		3.06		1.08		3.16		124

6.17	7,320	1.18		3.74		1.08		3.83		135

0.70	7,647	1.17		4.44		1.08		4.54		56

7.31	76,934	0.63	*	3.31	*	0.51	*	3.43	*	47

4.96	59,099	0.63		3.64		0.50		3.77		62

8.24	50,127	0.62		4.14		0.50		4.26		54

(0.38)	46,588	0.60		3.65		0.50		3.75		124

6.86	8,995	0.60		4.35		0.51		4.45		135

1.28	33,372	0.60		5.07		0.50		5.17		56

7.28	434,578	0.71	*	3.24	*	0.59	*	3.36	*	47

4.86	395,502	0.72		3.57		0.59		3.71		62

8.15	400,059	0.71		4.04		0.59		4.15		54

(0.47)	493,098	0.68		3.56		0.58		3.67		124

6.77	540,368	0.68		4.22		0.58		4.32		135

1.19	475,536	0.67		4.95		0.58		5.05		56

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended December 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Credit Income Fund (“Credit Income”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an up-front sales charge.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new

Notes to Financial Statements (Unaudited) (continued)

and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

Credit Income	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$125,059,891		$5	**	$125,059,896
Asset-Backed and Mortgage-Backed Securities	—	22,393,585		—		22,393,585
Variable Rate Senior Loan Interests	—	18,704,129		—		18,704,129
Contingent Capital Securities	—	11,021,312		—		11,021,312
Exchange-Traded Funds	10,567,042	—		—		10,567,042
Sovereign Debt	—	9,709,990		—		9,709,990
$1,000 Par (or similar) Institutional Preferred	—	5,622,304		—	***	5,622,304
$25 Par (or similar) Retail Preferred	2,199,470	—		—		2,199,470
Common Stocks	—	—		147	**	147
Investments Purchased with Collateral from Securities Lending	1,749,651	—		—		1,749,651
Short-Term Investments:
Repurchase Agreements	—	6,283,579		—		6,283,579
Total	$14,516,163	$198,794,790		$152		$213,311,105

Strategic Income
Long-Term Investments*:
Corporate Bonds	$—	$272,615,252		$—		$272,615,252
Asset-Backed and Mortgage-Backed Securities	—	211,527,789		—		211,527,789
Variable Rate Senior Loan Interests	—	55,548,596		—		55,548,596
$1,000 Par (or similar) Institutional Preferred	—	49,642,550		—		49,642,550
Contingent Capital Securities	—	24,006,241		—		24,006,241
Sovereign Debt	—	23,365,488		—		23,365,488
Municipal Bonds	—	9,280,365		—		9,280,365
$25 Par (or similar) Retail Preferred	4,265,275	1,649,800	**	—		5,915,075
U.S. Government and Agency Obligations	—	4,725,781		—		4,725,781
Common Stocks	1,222,818	—		—		1,222,818
Investments Purchased with Collateral from Securities Lending	3,344,347	—		—		3,344,347
Short-Term Investments:
Repurchase Agreements	—	56,629,275		—		56,629,275
Investments in Derivatives:
Futures Contracts****	(265,499)	—		—		(265,499)
Total	$8,566,941	$708,991,137		$—		$717,558,078
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’outstanding unfunded senior loan commitments were as follows:

	Credit Income	Strategic Income
Outstanding unfunded senior loan commitments	$44,922	$44,922

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Notes to Financial Statements (Unaudited) (continued)

Dollar Roll Transactions

Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. Each Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Credit Income	Fixed Income Clearing Corporation	$6,283,579	$(6,283,579)	$—
Strategic Income	Fixed Income Clearing Corporation	56,629,275	(56,629,275)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The resulting loans are continuous, can be recalled at any time, and have no set maturity. Effective July 15, 2020 each Fund terminated its securities lending agreement with U.S. Bank National Association (“U.S. Bank”), which served as the securities lending agent from the beginning of the current fiscal period through such termination date. Subsequently, each Fund entered into a securities lending agency agreement that became effective on August 14, 2020 with its custodian, State Street Bank and Trust Company (“State Street”), which serves as the Funds’ current securities lending agent (U.S. Bank and State Street are collectively and individually, the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Credit Income	$25 Par (or similar) Retail Preferred	$136,941	$139,575
	Corporate Bonds	1,505,942	1,560,076
	Sovereign Debt	47,326	50,000
Total		$1,690,209	$1,749,651
Strategic Income	$25 Par (or similar) Retail Preferred	$139,201	$141,561
	$1,000 Par (or similar) Institutional Preferred	729,210	759,315
	Corporate Bonds	2,360,548	2,443,471
Total		$3,228,959	$3,344,347

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Credit Income	Strategic Income
Purchases:
Investment securities	$193,613,556	$314,139,429
U.S. Government and agency obligations	2,808,000	1,745,460
Sales and maturities:
Investment securities	194,660,171	294,300,881

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Strategic Income used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of futures contracts outstanding*	$71,978,595
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$(269,098)	Payable for variation margin on futures contracts*	$3,600
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategic Income	Interest rate	Futures contracts	$(81,277)	$(155,691)

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter (“OTC”) swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Strategic Income used credit default swaps hedge a portion of the fund’s high yield credit risk exposure.

The average notional amount of credit default swap contacts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of credit default swap contracts outstanding*	$—	**
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
**

The Fund invested in credit default swap contracts during the fiscal period. However, the Fund did not hold any such positions at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Strategic Income	Credit	Swaps	$(20,556)	$—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/20		Year Ended 6/30/20
Credit Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,023,627	$21,217,579	7,396,878	$52,078,686
Class A – automatic conversion of Class C Shares	83	588	92,554	686,361
Class C	58,174	402,807	497,953	3,579,508
Class R3	1,536	11,107	19,134	146,008
Class I	12,357,321	87,111,571	20,387,966	144,483,728
Shares issued to shareholders due to reinvestment of distributions:
Class A	252,570	1,782,565	795,086	5,715,682
Class C	57,491	405,128	180,158	1,293,044
Class R3	707	5,096	1,891	13,827
Class I	277,317	1,968,014	571,525	4,130,321
	16,028,826	112,904,455	29,943,145	212,127,165
Shares redeemed:
Class A	(3,745,626)	(26,141,603)	(16,335,525)	(117,355,977)
Class C	(810,583)	(5,689,083)	(2,000,325)	(14,206,944)
Class C – automatic conversion of Class A Shares	(83)	(588)	(92,439)	(686,361)
Class R3	(7,218)	(52,609)	(24,891)	(187,766)
Class I	(10,435,725)	(72,717,209)	(22,534,634)	(163,062,663)
	(14,999,235)	(104,601,092)	(40,987,814)	(295,499,711)
Net increase (decrease)	1,029,591	$8,303,363	(11,044,669)	$(83,372,546)

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/20		Year Ended 6/30/20
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,592,165	$28,535,114	10,702,738	$114,985,580
Class A – automatic conversion of Class C Shares	10	108	3,361	35,987
Class C	477,238	5,229,570	706,305	7,434,086
Class R3	30,347	335,221	111,810	1,217,507
Class R6	2,332,373	25,831,783	3,339,512	35,915,057
Class I	7,849,451	86,502,364	11,085,334	117,760,353
Shares issued to shareholders due to reinvestment of distributions:
Class A	146,170	1,613,005	404,976	4,323,082
Class C	39,193	430,136	91,912	973,879
Class R3	3,219	35,614	6,166	65,651
Class R6	104,115	1,154,490	223,522	2,395,791
Class I	399,971	4,415,669	790,490	8,414,383
	13,974,252	154,083,074	27,466,126	293,521,356
Shares redeemed:
Class A	(890,971)	(9,825,089)	(9,792,748)	(99,793,855)
Class C	(725,948)	(7,921,402)	(1,273,193)	(13,403,748)
Class C – automatic conversion of Class A Shares	(10)	(108)	(3,377)	(35,987)
Class R3	(91,218)	(1,012,872)	(97,573)	(1,045,514)
Class R6	(1,139,438)	(12,576,976)	(2,767,518)	(29,775,291)
Class I	(6,664,884)	(73,461,734)	(12,618,276)	(133,060,634)
	(9,512,469)	(104,798,181)	(26,552,685)	(277,115,029)
Net increase (decrease)	4,461,783	$49,284,893	913,441	$16,406,327

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Credit Income	Strategic Income
Tax cost of investments	$205,448,892	$680,331,597
Gross unrealized:
Appreciation	$11,012,006	$36,616,167
Depreciation	(3,149,793)	(3,389,686)
Net unrealized appreciation (depreciation) of investments	$7,862,213	$33,226,481

Permanent differences, primarily due to federal taxes paid, foreign currency transactions, complex securities character adjustments, and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2020, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2020, the Funds’ last tax year end, were as follows:

	Credit Income	Strategic Income
Undistributed net ordinary income[1]	$—	$653,757
Undistributed net long-term capital gains	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2020 through June 30, 2020 and paid on July 1, 2020. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2020 was designated for purposes of the dividends paid deduction as follows:

	Credit Income	Strategic Income
Distributions from net ordinary income[2]	$11,409,172	$24,052,380
Distributions from net long-term capital gains	—	—
Return of Capital	902,457	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Credit Income	Strategic Income
Not subject to expiration:
Short-term	$49,820,656	$19,976,226
Long-term	88,207,962	27,027,075
Total	$138,028,618	$47,003,301

During the Funds’ last tax year ended June 30, 2020, Strategic Income utilized $13,143,178 capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Credit Income	Strategic Income
For the first $125 million	0.4000%	0.3600%
For the next $125 million	0.3875	0.3475
For the next $250 million	0.3750	0.3350
For the next $500 million	0.3625	0.3225
For the next $1 billion	0.3500	0.3100
For the next $3 billion	0.3250	0.2850
For the next $5 billion	0.3000	0.2600
For net assets over $10 billion	0.2875	0.2475

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2020, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Credit Income	0.2000%
Strategic Income	0.1950

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Credit Income	0.75%	July 31, 2022
Strategic Income	0.59	July 31, 2022

Distribution and Service Fees

Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Credit Income	Strategic Income
Sales charges collected	$11,330	$310,502
Paid to financial intermediaries	9,870	276,798

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Credit Income	Strategic Income
Commission advances	$1,802	$70,340

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Credit Income	Strategic Income
12b-1 fees retained	$9,154	$18,152

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Credit Income	Strategic Income
CDSC retained	$631	$4,651

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.

The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Class C Shares

Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase

Glossary of Terms Used in this Report (continued)

the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper Global High Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FINC-1220D 1509799-INV-B-02/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: March 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: March 5, 2021